Exhibit 10.24: Share Warrant Indenture



                       VOICE MOBILITY INTERNATIONAL, INC.


                                       AND


                        MONTREAL TRUST COMPANY OF CANADA


                        SHARE PURCHASE WARRANT INDENTURE


                        PROVIDING FOR THE ISSUE OF UP TO

               3,250,000 NON-TRANSFERABLE SHARE PURCHASE WARRANTS





                                  APRIL 3, 2001

                                TABLE OF CONTENTS


ARTICLE 1 INTERPRETATION                                                               3
   1.1 Definitions                                                                     3
   1.2 Gender                                                                          8
   1.3 Interpretation Not Affected by Headings, Etc.                                   8
   1.4 Business Day                                                                    8
   1.5 Time of the Essence                                                             8
   1.6 Applicable Law                                                                  8
   1.7 Currency                                                                        8
   1.8 Meaning of Outstanding                                                          8
   1.9 Termination                                                                     9

ARTICLE 2 ISSUE OF WARRANTS                                                            9
   2.1 Issue of Warrants                                                               9
   2.2 Form and Terms of Warrants                                                      9
   2.3 Signing of Warrant Certificates                                                10
   2.4 Certification by the Trustee                                                   10
   2.5 Warrantholder Not a Shareholder, Etc.                                          10
   2.6 Issue in Substitution for Lost Warrant Certificates                            10
   2.7 Warrants to Rank Pari Passu                                                    11
   2.8 Registers for Warrants                                                         11
   2.9 Registers Open for Inspection                                                  11
   2.10 Exchange of Warrants                                                          11
   2.11 Ownership of Warrants                                                         12
   2.12 Adjustment of Rights to Acquire Subject Securities                            12
   2.13 Rules Regarding Calculation of Adjustment of Exchange Basis                   15
   2.14 Postponement of Subscription                                                  16
   2.15 Notice of Adjustment                                                          17
   2.16 No Action after Notice                                                        17
   2.17 Purchase of Warrants for cancellation                                         17
   2.18 Fractional Shares                                                             18
   2.19 Protection of Trustee                                                         18

ARTICLE 3 EXERCISE OF WARRANTS                                                        18
   3.1 Method of Exercise of Warrants                                                 18
   3.2 Disbursement of Monies                                                         20
   3.3 Issuance of Warrants and Warrant Shares to U.S. Persons                        20
   3.4 Issuance of Warrants and Warrant Shares to Non-U.S. Persons                    21
   3.5 Effect of Exercise of Warrants                                                 22
   3.6 Cancellation of Warrant Certificates                                           23
   3.7 Subscription for less than Entitlement                                         23
   3.8 Securities Restrictions, Legends, Etc.                                         23

ARTICLE 4 COVENANTS FOR WARRANTHOLDERS' BENEFIT                                       24
   4.1 General Covenants                                                              24
   4.2 Securities Qualification Requirements                                          25
   4.3 Trustee's Remuneration and Expenses                                            26

ARTICLE 5 ENFORCEMENT                                                                 26
   5.1 Suits by Warrantholders                                                        26
   5.2 Immunity of Shareholders, etc.                                                 26
   5.3 Limitation of Liability                                                        27
   5.4 Waiver of Default                                                              27

ARTICLE 6 MEETINGS OF WARRANTHOLDERS                                                  27
   6.1 Right to Convene Meetings                                                      27
   6.2 Notice                                                                         28
   6.3 Chairman                                                                       28
   6.4 Quorum                                                                         28


                                      -ii-

   6.5 Power to Adjourn                                                               28
   6.6 Show of Hands                                                                  28
   6.7 Poll and Voting                                                                29
   6.8 Regulations                                                                    29
   6.9 Company, Trustee and Counsel may be Represented                                29
   6.10 Powers Exercisable by Extraordinary Resolution                                30
   6.11 Meaning of Extraordinary Resolution                                           30
   6.12 Powers Cumulative                                                             31
   6.13 Minutes                                                                       31
   6.14 Instruments in Writing                                                        31
   6.15 Binding Effect of Resolutions                                                 32
   6.16 Holdings by the Company or Subsidiaries of the Company Disregarded            32

ARTICLE 7 SUPPLEMENTAL SHARE PURCHASE WARRANT INDENTURES                              32
   7.1 Supplemental Share Purchase Warrant Indentures                                 32
   7.2 Successor Companies                                                            33

ARTICLE 8 CONCERNING THE TRUSTEE                                                      33
   8.1 Trust Share Purchase Warrant Indenture Legislation                             33
   8.2 Rights and Duties of Trustee                                                   34
   8.3 Evidence, Experts and Advisers                                                 35
   8.4 Documents, Monies, Etc.  Held by Trustee                                       35
   8.5 Actions by Trustee to Protect Interests                                        36
   8.6 Trustee Not Required to Give Security                                          36
   8.7 Protection of Trustee                                                          36
   8.8 Replacement of Trustee                                                         36
   8.9 Conflict of Interest                                                           37
   8.10 Acceptance of Trusts                                                          38
   8.11 Trustee Not to be Appointed Receiver                                          38
   8.12 Authorization to Carry on Business                                            38
   8.13 Notice to the Company and the Trustee                                         38
   8.14 Notice to the Warrantholders                                                  39
   8.15 Mail Service Interruption                                                     39
   8.16 Counterparts and Formal Date                                                  39
   8.17 Satisfaction and Discharge of Share Purchase Warrant Indenture                39
   8.18 Provisions of Share Purchase Warrant Indenture and Warrants for the Sole
   Benefit of Parties and Warrantholders                                              40
   8.19 Assignment and Enurement                                                      40

SCHEDULE "A" - FORM OF WARRANT CERTIFICATE                 42

THIS SHARE PURCHASE WARRANT INDENTURE made as of the 3rd day of April, 2001

BETWEEN:

                  VOICE MOBILITY INTERNATIONAL, INC., a company incorporated pursuant to the laws of the state of Nevada and having an office in British Columbia situate at Suite 180, 13777 Commerce Parkway, Richmond, British Columbia, V6V 2X3

                  (the "Company")

and

                  MONTREAL TRUST COMPANY OF CANADA, a limited purpose trust company incorporated under the laws of the Province of British Columbia and authorized to carry on business in the Province of British Columbia

                  (the "Trustee")


WITNESSES THAT WHEREAS:

A. The Company proposes to issue non-transferable warrants of the Company (the "Warrants"), one whole Warrant entitling the holder thereof to subscribe for and purchase one common share in the capital of the Company (the "Warrant Shares") at the price and upon the terms and conditions hereinafter set forth;

B. The Company is duly authorized to create and issue the Warrants as herein provided;

C. All things necessary have been done and performed to make the Warrants, when certified by the Trustee and issued as in this Share Purchase Warrant Indenture provided, legal, valid and binding upon the Company with the benefits of and subject to the terms of this Share Purchase Warrant Indenture;

D. The Trustee has agreed to enter into this Share Purchase Warrant Indenture and to act as Trustee on behalf of the holders of Warrants issued pursuant to this Share Purchase Warrant Indenture on the terms and conditions set forth herein;

NOW THEREFORE for good and valuable consideration mutually given and received, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed and declared as follows:


26.
INTERPRETATION

26.1     Definitions
In this Share Purchase Warrant Indenture, unless there is something in the subject matter or context inconsistent therewith, the following phrases and words have the respective meanings indicated opposite them as follows:

                  (i) "ALBERTA ACT" means the SECURITIES ACT (Alberta), the regulations and rules made thereunder and all policy statements, blanket orders, notices, directions and rulings issued by the Alberta Commission, all as amended;

                  (ii) "ALBERTA COMMISSION" means the Alberta Securities Commission and any successor agency having similar powers;

                  (iii) "APPLICABLE LEGISLATION" has the meaning ascribed thereto in subsection 8.1(1);

                  (iv) "B.C. ACT" means the SECURITIES ACT (British Columbia), the regulations and rules made thereunder and all policy statements, blanket orders, notices, directions and rulings issued by the B.C. Commission, all as amended;

                  (v) "B.C. COMMISSION" means the British Columbia Securities Commission and any successor agency having similar powers;

                  (vi) "BUSINESS DAY" means a day which is not a Saturday, Sunday, or a civic or statutory holiday in Vancouver, British Columbia or a day when the principal office of the Trustee in such city is not open to the public for the transaction of business;

                  (vii) "CAPITAL REORGANIZATION" has the meaning ascribed thereto in subsection 2.12(4);

                  (viii)   "CLOSING DATE" means April 3, 2001;

                  (ix) "COMMON SHARE REORGANIZATION" has the meaning ascribed thereto in subsection 2.12(1);

                  (x) "COMPANY" means Voice Mobility International, Inc., a company incorporated pursuant to the laws of the State of Nevada and its lawful successors from time to time;

                  (xi) "COMPANY'S AUDITORS" means the chartered accountant or firm of chartered accountants duly appointed as auditor or auditors of the Company from time to time;

                  (xii) "COUNSEL" means a barrister or solicitor or a firm of barristers or solicitors (who may be counsel for the Company) not unacceptable to the Trustee acting reasonably;

                  (xiii) "CURRENT MARKET PRICE" in respect of a Share at any date means the weighted average price per Share for the 20 consecutive trading days which are five trading days prior to such date on The Toronto Stock Exchange, or if the Shares are not then listed thereon, on such stock exchange on which the Shares are then listed as may be selected for such purpose by the directors of the Company or, if the Shares are not then listed on any stock exchange then on the Over-The-Counter Bulletin Board or other over-the-counter market; the weighted average price shall be determined by dividing the aggregate of the sales prices of all such shares sold on the said exchange or market, as the case may be, during the said 20 consecutive trading days by the total number of shares so sold; if there is no market for the Shares during all or part of such period during which the Current Market Price thereof would otherwise be determined, the Current Market Price in respect of a Share shall be, in respect of all or such part of the period, as the case may be, determined by the directors of the Company acting reasonably and in good faith in their sole discretion;

                  (xiv) "DIRECTOR" means a director of the Company for the time being, and unless otherwise specified herein, reference to "action by the directors" means action by the directors of the Company as a board or, whenever duly empowered, action by a committee of such board;

                  (xv) "DIVIDENDS PAID IN ORDINARY COURSE" means such dividends (payable in cash or securities, property or assets of equivalent value) declared payable on the Shares in any fiscal year of the Company to the extent that such dividends in the aggregate do not exceed an amount or value equal to the greatest of:

                           (i) 110% of the aggregate amount or value of the dividends declared payable by the Company on its Shares in the 12 consecutive months ended immediately prior to the first day of such fiscal year;

                           (ii) 25% of the consolidated net earnings of the Company before extraordinary items and after dividends paid on any and all preferred shares of the Company for the period of 12 consecutive months ended immediately prior to the first day of such fiscal year (such consolidated net earnings to be shown in the audited financial statements of the Company for such 12 month period, or if there are no audited financial statements in respect of such period, computed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the most recently completed audited consolidated financial statements of the Company); and

                           (iii)    10% of the Shareholder's Equity
                  and for such purpose the amount of any dividends paid in other than cash or shares shall be the fair market value of such dividend as determined by the directors;


                  (xvi)    "EXCHANGE" means The Toronto Stock Exchange;

                  (xvii) "EXCHANGE BASIS" means, at any time, the number of Warrant Shares or other classes of shares or securities which a Warrantholder is entitled to receive upon the exercise of the rights attached to every Warrant pursuant to the provisions of this Share Purchase Warrant Indenture with the initial Exchange Basis being one (i.e. one Warrant Share for each whole Warrant exercised);

                  (xviii) "EXERCISE DATE" with respect to any Warrant means the date on which such Warrant is surrendered for exercise in accordance with the provisions of Article Three;

                  (xix) "EXTRAORDINARY RESOLUTION" has the meaning ascribed thereto in Section 6.11;

                  (xx) "FINAL PROSPECTUS" means the (final) prospectus qualifying the distribution of the Warrants;

                  (xxi) "ONTARIO ACT" means the SECURITIES ACT (Ontario), the regulations and rules made thereunder and all policy statements, blanket orders, notices, directions and rulings issued by the Ontario Commission, all as amended;

                  (xxii) "ONTARIO COMMISSION" means the Ontario Securities Commission and any successor agency having similar powers;

                  (xxiii) "PERSON" includes an individual, a company, a partnership, a trustee, any unincorporated organization or any other juridical entity and words importing persons have a similar meaning;

                  (xxiv) "QUALIFYING COMMISSIONS" means the Alberta Commission, the B.C. Commission, the Quebec Commission and the Ontario Commission, collectively;

                  (xxv) "QUALIFICATION DATE" means 4:30 p.m. (Toronto time) on the day which is the latest of: (i) the date the Registration Statement is declared effective by the SEC pursuant to the U.S. Act, and (ii) the date a receipt is issued by the last of the Qualifying Commissions for the Final Prospectus, and (iii) the day preceding the date the listing of the Company's common shares on the Exchange becomes effective, being the date its common shares are posted for trading on the Exchange;

                  (xxvi) "QUALIFYING JURISDICTIONS" means the provinces of Alberta, British Columbia, Quebec and Ontario, collectively;

                  (xxvii) "QUEBEC COMMISSION" means the Commission des valeur mobiliere du Quebec and any successor agency having similar powers;

                  (xxviii) "PRELIMINARY PROSPECTUS" means the preliminary
                           prospectus of the Company qualifying the distribution of, among other things, the Warrants;

                  (xxix) "REGISTRATION STATEMENT" means a registration statement on Form S-1, or such other form as may be available to the Company, to be filed with the SEC, in connection with the registration of, among other things, the resale of the Warrants and the issuance of the Warrant Shares underlying the Warrants;

                  (xxx) "RIGHTS OFFERING" has the meaning ascribed thereto in subsection 2.12(2);

                  (xxxi) "RIGHTS OFFERING PRICE" has the meaning ascribed thereto in subsection 2.13;

                  (xxxii) "RIGHTS PERIOD" has the meaning ascribed thereto in subsection 2.12(2);

                  (xxxiii) "SEC" means the United States Securities and Exchange
                           Commission and any successor federal agency having similar powers;

                  (xxxiv) "SHAREHOLDER" means a holder of record of one or more Shares;

                  (xxxv) "SHAREHOLDER'S EQUITY" means the aggregate of share capital, retained earnings and any and all surplus accounts and reserves as evidenced on the audited financial statements of the Company for the most recently ended fiscal year;

                  (xxxvi) "SHARES" means fully paid and non-assessable common shares in the capital of the Company, as currently constituted, and includes Warrant Shares;

                  (xxxvii) "SPECIAL DISTRIBUTION" has the meaning ascribed
                           thereto in subsection 2.12(3);

                  (xxxviii)"SUBJECT SECURITIES" means the Warrant Shares or
                           other securities or property issuable upon the exercise of the Warrants as a result of any adjustment of subscription rights pursuant to Article 2 hereof;

                  (xxxix) "SUCCESSOR COMPANY" has the meaning ascribed thereto in Section 7.2;

                  (xl) "THIS SHARE PURCHASE WARRANT INDENTURE", "HEREIN", "HEREBY", and similar expressions mean and refer to this Share Purchase Warrant Indenture and any indenture, deed or instrument supplemental or ancillary hereto; and the expressions "ARTICLE", "SECTION", "SUBSECTION" and "CLAUSE" followed by a number mean and refer to the specified Article, Section, subsection or clause of this Share Purchase Warrant Indenture;

                  (xli) "TIME OF EXPIRY" means 4:30 p.m. (Toronto time) on April 3, 2003;

                  (xlii) "TRUSTEE" means Montreal Trust Company of Canada, a trust company incorporated under the laws of the Province of British Columbia or its successors for the time being in the trusts hereby created;

                  (xliii) "U.S. ACT" means the United States Securities Act of 1933, as amended, or any successor or similar federal statute and the rules and regulations of the SEC thereunder, as the same shall be in effect from time to time;

                  (xliv) "WARRANT" means a non-transferable share purchase warrant of the Company, one-half of which will be issued upon exercise or deemed exercise of a Special Warrant, each whole such Warrant entitling the holder, subject to adjustment, to purchase one Warrant Share at a price of $2.25 per Warrant Share at any time on or before 4:30 p.m. (Toronto time) on April 3, 2003;

                  (xlv) "WARRANT CERTIFICATE" means a certificate substantially in the form set forth in Schedule "A" hereof, subject to Section 2.2 hereof, evidencing the Warrants issued and certified hereunder and for the time being outstanding;

                  (xlvi) "WARRANT EXERCISE PRICE" means $2.25 per Warrant Share, subject to adjustment;

                  (xlvii) "WARRANTHOLDER" or "HOLDER" means a person whose name is entered for the time being in the register maintained pursuant to subsection 2.8;

                  (xlviii) "WARRANTHOLDERS' REQUEST" means an instrument signed in one or more counterparts by Warrantholders entitled to acquire in the aggregate at least 25% of the aggregate number of the Subject Securities which could be acquired upon the exercise of all Warrants then outstanding which requests the Trustee to take some action or proceeding specified therein; and

                  (xlix) "WARRANT SHARE" means the Share which will be issued upon exercise or deemed exercise of a Warrant; and

                  (l) "WRITTEN ORDER OF THE COMPANY", "WRITTEN REQUEST OF THE COMPANY", "WRITTEN CONSENT OF THE COMPANY", "CERTIFICATE OF THE COMPANY" and any other document required to be signed by the Company, means, respectively, a written order, request, consent, certificate or other document signed in the name of the Company by any one of the Chairman of the Board, the Vice-Chairman of the Board, the President or a Vice-President of the Company, and may consist of one or more instruments so executed.

26.2     Gender
Unless elsewhere otherwise expressly provided or unless the context otherwise requires, words importing the singular include the plural and vice versa and words importing the masculine gender include the feminine and neuter genders.


26.3      Interpretation Not Affected by Headings, Etc.
The division of this Share Purchase Warrant Indenture into Articles, Sections, subsections and clauses, the provision of a table of contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Share Purchase Warrant Indenture.


26.4     Business Day
In the event that any day on or before which any action is required or permitted to be taken hereunder is not a Business Day, then such action shall be required or permitted to be taken on or before the requisite time on the next succeeding day that is a Business Day.


26.5     Time of the Essence
Time is of the essence in all respects in this Share Purchase Warrant Indenture and the Warrants.


26.6     Applicable Law
This Share Purchase Warrant Indenture and the Warrants shall be governed by and construed in accordance with the laws of the Province of British Columbia and shall be treated in all respects as British Columbia contracts.


26.7     Currency
Unless otherwise stated all dollar amounts referred to in this Share Purchase Warrant Indenture are in Canadian dollars.


26.8     Meaning of Outstanding

Every Warrant represented by a Warrant Certificate certified and delivered by the Trustee hereunder shall be deemed to be outstanding until it shall be cancelled or delivered to the Trustee for cancellation or until the Time of Expiry; provided that where a new Warrant Certificate has been issued pursuant to Section 2.6 hereof to replace one which is lost, mutilated, stolen or destroyed, the Warrants represented by only one of such Warrant Certificates shall be counted for the purpose of determining the aggregate number of Warrants outstanding.


26.9     Termination
This Share Purchase Warrant Indenture shall continue in full force and effect until the earlier of (a) the Time of Expiry and (b) the date that no Warrants are outstanding hereunder.


27.
ISSUE OF WARRANTS

27.1     Issue of Warrants
Up to 3,250,000 Warrants entitling the registered holders thereof to acquire up to 3,250,000 Warrant Shares upon payment of the Warrant Exercise Price (as adjusted as contemplated herein) are hereby created and authorized to be issued hereunder upon the terms and conditions herein set forth and Warrant Certificates shall be executed by the Company and certified by or on behalf of the Trustee upon the written order of the Company and delivered by the Company in accordance with Sections 2.3 and 2.4.


27.2     Form and Terms of Warrants

         (a) The Warrant Certificates for the Warrants shall be substantially in the form set out in Schedule "A" with, subject to the provisions of this Share Purchase Warrant Indenture, such additions, variations and changes as may from time to time be agreed upon by the Trustee and the Company, and shall have such distinguishing letters and numbers as the Company may, with the approval of the Trustee, prescribe. Except as hereinafter provided in Article 2 hereof, all Warrants shall, save as to denominations, be of like tenor and effect. The Warrant Certificates may be engraved, printed, lithographed, photocopied or be partially in one form or another, as the Company may determine. No change in the form of the Warrant Certificate shall be required by reasons of any adjustment made pursuant to this Article 2 in the number and/or class of securities or type of securities which may be acquired pursuant to the Warrants.

         (b) One whole Warrant shall entitle the registered holder thereof to acquire (subject to Sections 2.12 and 2.13) upon the due exercise and upon the due execution of the subscription form attached to the Warrant Certificate or other instrument of subscription in such form as the Trustee and/or the Company may from time to time prescribe and upon payment of the Warrant Exercise Price, one Warrant Share subject to the provisions of Sections 2.12 and 2.13, as the case may be, at any time prior to the Time of Expiry, in accordance with the provisions of this Share Purchase Warrant Indenture.

         (c) Fractional Warrants shall not be issued or otherwise provided for except as specifically provided for herein.

27.3     Signing of Warrant Certificates
The Warrant Certificates shall be signed by any one of the chairman, vice-chairman, president, vice-president, director or the secretary of the Company, and may but need not be under the corporate seal of the Company or a reproduction thereof. The signature of such person may be mechanically reproduced in facsimile and Warrant Certificates bearing such facsimile signatures shall be binding upon the Company as if they had been manually signed by such person. Notwithstanding that the person whose manual or facsimile signature appears on any Warrant Certificate as such person may no longer hold office at the date of issue of such Warrant Certificate or at the date of certification or delivery thereof, any Warrant Certificate signed as aforesaid shall, subject to Section 2.4 be valid and binding upon the Company and the registered holder thereof shall be entitled to the benefits of this Share Purchase Warrant Indenture.


27.4     Certification by the Trustee

         (a) No Warrant Certificate shall be issued or, if issued, shall be valid for any purpose or entitle the registered holder to the benefit hereof or thereof until it has been certified by manual signature by or on behalf of the Trustee in the form of the certificate set out in Schedule "A" and such certification by the Trustee upon any Warrant Certificate shall be conclusive evidence as against the Company that the Warrant Certificate so certified has been duly issued hereunder and the holder is entitled to the benefits hereof.

         (b) The certification of the Trustee on the Warrant Certificates issued hereunder shall not be construed as a representation or warranty by the Trustee as to the validity of this Share Purchase Warrant Indenture or the Warrants (except the due certification thereof) and the Trustee shall in no respect be liable or answerable for the use made of the Warrants or any of them or of the consideration therefor except as otherwise specified herein.

27.5     Warrantholder Not a Shareholder, Etc.
The holding of a Warrant shall not be construed as conferring upon a Warrantholder any right or interest whatsoever as a Shareholder, nor entitle the holder to any right or interest in respect thereof except as herein and in the Warrants expressly provided.


27.6     Issue in Substitution for Lost Warrant Certificates

         (a) In case any of the Warrant Certificates shall become mutilated or be lost, destroyed or stolen, the Company, subject to applicable law, and subsection 2.6(2), shall issue and thereupon the Trustee shall certify and deliver a new Warrant Certificate of like date and tenor as the one mutilated, lost, destroyed or stolen in exchange for and in place of and upon cancellation of such mutilated Warrant Certificate, or in lieu of and in substitution for such lost, destroyed or stolen Warrant Certificate, and the substituted Warrant Certificate shall be in a form approved by the Trustee and shall be entitled to the benefits hereof and shall rank equally in accordance with its terms with all other Warrant Certificates issued or to be issued hereunder.

         (b) The applicant for the issue of a new Warrant Certificate pursuant to this Section 2.6 shall bear the cost of the issue thereof and in the case of mutilation shall as a condition precedent to the issue thereof, deliver to the Trustee the mutilated Warrant Certificate, and in the case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Company and to the Trustee such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Company and to the Trustee in their sole discretion, and such applicant shall also be required to furnish an indemnity and surety bond in amount and form satisfactory to the Company and the Trustee in their sole discretion and shall pay the reasonable charges of the Company and the Trustee in connection therewith.

27.7     Warrants to Rank Pari Passu
Except as specifically provided in subsection 2.2(3) hereof, all Warrants shall rank PARI PASSU, whatever may be the actual date of issue of same.


27.8     Registers for Warrants

         (a) The Company shall cause to be kept by the Trustee at its principal office in Vancouver, British Columbia or at any other place that is designated by the Company with the approval of the Trustee a register of holders in which shall be entered the names and addresses of the holders of the Warrants and of the number of Warrants held by them.

         (b) Warrants are non-transferable by the registered holders thereof.

27.9     Registers Open for Inspection
The register hereinbefore referred to in subsection 2.8(1) shall be open at all reasonable times for inspection by the Company, the Trustee or any Warrantholder. The Trustee shall, from time to time when requested to do so by the Company, furnish the Company with a list of the names and addresses of holders of Warrants entered in the register of holders kept by the Trustee and showing the number of Subject Securities which might then be acquired upon the exercise of the Warrants held by each such holder.


27.10             Exchange of Warrants

         (a) Warrant Certificates may, upon compliance with the reasonable requirements of the Trustee, be exchanged for Warrant Certificates in any other authorized denomination representing in the aggregate the same number of Warrants. The Company shall sign and the Trustee shall certify, in accordance with Sections 2.3 and 2.4, all Warrant Certificates necessary to carry out the exchanges contemplated herein.

         (b) Warrant Certificates may be exchanged only at the principal office of the Trustee in Vancouver, British Columbia or at any other place that is designated by the Company with the approval of the Trustee. Any Warrant Certificates tendered for exchange shall be surrendered to the Trustee and canceled.

         (c) Except as otherwise herein provided, the Trustee may charge Warrantholders requesting an exchange a reasonable sum for each Warrant Certificate issued and payment of such charges and reimbursement of the Trustee or the Company for any and all taxes or governmental or other charges required to be paid shall be made by the party requesting such exchange as a condition precedent to such exchange.

27.11             Ownership of Warrants
The Company and the Trustee shall treat the registered holder of any Warrant Certificate as the absolute owner of the Warrant represented thereby for all purposes and the Company and the Trustee shall not be affected by any notice or knowledge to the contrary.


27.12             Adjustment of Rights to Acquire Subject Securities

         (a) If and whenever at any time after the date hereof and prior to the Time of Expiry the Company shall:

                  (i) issue Shares or securities exchangeable for or convertible into Shares to all or substantially all the holders of the Shares as a stock dividend or other distribution (other than as a Dividend Paid in the Ordinary Course or a distribution of Shares upon exercise of the Warrants, warrants or options previously issued by the Company or pursuant to the exercise of directors, officers or employee stock options granted under stock option plans of the Company or pursuant to presently outstanding Preferred Stock, rights, options or warrants or pursuant to the issuance of Shares upon the exchange of Voice Mobility Canada Limited Preferred Shares); or

                  (ii) subdivide, redivide or change its then outstanding Shares into a greater number of shares; or

                  (iii) reduce, combine or consolidate its then outstanding Shares into a lesser number of shares;

(any of such events in these clauses (a), (b) or (c) being called a "Common Share Reorganization"), then the Exchange Basis shall be adjusted effective immediately after the record date at which the holders of Shares are determined for the purpose of the Common Share Reorganization by multiplying the Exchange Basis in effect immediately prior to such record date by a fraction: (i) the numerator of which shall be the number of Shares outstanding immediately after giving effect to such Common Share Reorganization (including, in the case where securities exchangeable for or convertible into Shares are distributed, the number of Shares that would have been outstanding had such securities been exchanged for or converted into Shares on such record date, assuming in any case where such securities are not then convertible or exchangeable but subsequently become so, that they were convertible or exchangeable on the record date on the basis upon which they first become convertible or exchangeable), and (ii) the denominator of which shall be the number of Shares outstanding on such record date before giving effect to such Common Share Reorganization. The resulting product, adjusted to the nearest 1/100th, shall thereafter be the Exchange Basis until further adjusted as provided in this Article 2.


         (b) If and whenever at any time after the date hereof and prior to the Time of Expiry, the Company shall issue rights, options or warrants under which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (the "Rights Period"), to subscribe for or purchase Shares, or securities exchangeable for or convertible into Shares, at a price per share to the holder (or at an exchange or conversion price per share at the date of issue of such securities to the holder in the case of securities exchangeable for or convertible into Shares) of less than 95% of the Current Market Price for the Shares on such record date (any of such events being called a "Rights Offering"), then the Exchange Basis shall be adjusted effective immediately as of the record date for the Rights Offering by multiplying the Exchange Basis in effect immediately prior to such record date by a fraction:

                  (i) the numerator of which shall be the number of Shares which would be outstanding after giving effect to the Rights Offering (assuming the exercise of all of the rights, warrants or options under the Rights Offering and assuming the exchange or conversion into Shares of all exchangeable or convertible securities issued upon exercise of such rights, warrants or options, if any); and

                  (ii)     the denominator of which shall be the aggregate of:

                           (i) the number of Shares outstanding as of the record date for the Rights Offering; and

                           (ii)     a number determined by dividing:

         (i) the amount equal to the aggregate consideration payable on the exercise of all of the rights, warrants and options under the Rights Offering plus the aggregate consideration, if any, payable on the exchange or conversion of the exchangeable or convertible securities issued upon exercise of such rights, warrants or options (assuming the exercise of all rights, warrants and options under the Rights Offering and assuming the exchange or conversion of all exchangeable or convertible securities issued upon exercise of such rights, warrants and options);
                                    by


         (ii) the Current Market Price per Share as of the record date for the Rights Offering. The resulting product, adjusted to the nearest 1/100th, shall thereafter be the Exchange Basis until further adjusted in accordance with this
Article 2.

If, at the date of expiry of the rights, options or warrants subject to the Rights Offering, less than all the rights, options or warrants have been exercised, then the Exchange Basis shall be readjusted effective immediately after the date of expiry to the Exchange Basis which would have been in effect on the date of expiry if only the rights, options or warrants issued had been those exercised. If at the date of expiry of the rights of exchange or conversion of any securities issued pursuant to the Rights Offering less than all of such securities have been exchanged or converted into Shares, then the Exchange Basis shall be readjusted effective immediately after the date of expiry to the Exchange Basis which would have been in effect on the date of expiry if only the exchangeable or convertible securities issued had been those securities actually exchanged for or converted into Shares.


         (c) If and whenever at any time after the date hereof and prior to the Time of Expiry the Company shall fix a record date for the issue or distribution to all or substantially all the holders of the Shares of:

                  (i)      shares of the Company of any class other than Shares;
                           or

                  (ii) rights, options or warrants to acquire Shares or securities exchangeable for or convertible into Shares or property or other assets or the Company; or

                  (iii)    evidences of indebtedness; or

                  (iv)     any property or other assets;
and if such issuance or distribution does not constitute a Dividend Paid in the Ordinary Course, a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a "Special Distribution"), the Exchange Basis shall be adjusted effective immediately after the record date for the Special Distribution by multiplying the Exchange Basis in effect on such record date by a fraction:


                  (v) the numerator of which shall be the number of Shares outstanding on such record date multiplied by the Current Market Price of the Shares on such record date; and

                  (vi)     the denominator of which shall be:

                           (i)      the product of the number of Shares
                                    outstanding on such record date and the
                                    Current Market Price of the Shares on such record date; less

                           (ii) the fair market value, as determined by action by the directors (whose determination shall be conclusive), to the holders of the Shares, rights, options, warrants, evidences or indebtedness or property or other assets issued or distributed in the Special Distribution;
provided that no such adjustment shall be made if the result of such adjustment would be to decrease the Exchange Basis in effect immediately before such record date. The resulting product, adjusted to the nearest 1/100th, shall thereafter be the Exchange Basis until further adjusted as provided in this Article 2.


         (d) If and whenever at any time after the date hereof and prior to the Time of Expiry there shall be a reclassification of Shares at any time outstanding or change of the Shares into other shares or into other securities (other than a Common Share Reorganization), or a consolidation, amalgamation or merger of the Company with or into any other company or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Shares or a change of the Shares into other shares), or a transfer (other than to a subsidiary of the Company) of the undertaking or assets of the Company as an entirety or substantially as an entirety to another company or other entity (any of such events being herein called a "Capital Reorganization"), any Warrantholder who thereafter shall exercise his right to receive Warrant Shares pursuant to Warrant(s) shall be entitled to receive, and shall accept in lieu of the number of Subject Securities to which such holder was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property which such holder would have been entitled to receive as a result of such Capital Reorganization if, on the effective date or record date thereof, as the case may be, the Warrantholder had been the registered holder of the number of Subject Securities to which such holder was entitled upon exercise. If determined appropriate by the Trustee, appropriate adjustments shall be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Article 2 with respect to the rights and interests thereafter of Warrantholders to the end that the provisions set forth in this Article 2 shall thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the exercise of any Warrant. Any such adjustment shall be made by and set forth in an Share Purchase Warrant Indenture supplemental hereto approved by the directors and by the Trustee and entered into pursuant to the provisions of this Share Purchase Warrant Indenture and shall for all purposes be conclusively deemed to be an appropriate adjustment.

         (e) On any adjustment of the Exchange Basis pursuant to subsections (1), (2) or (3), including any readjustment, the Exercise Price will be adjusted, effective at the same time as the adjustment of the Exchange Basis, by multiplying the Exercise Price immediately before the adjustment by a fraction which is the reciprocal of the fraction used in the adjustment of the Exchange Basis.

         (f) Forthwith upon the occurrence of any of the events referred to the preceding subsections above, the Company shall:

                  (i) file with the Trustee a certificate of the Company specifying the required adjustment; and

                  (ii) give notice to the Warrantholders of the required adjustment.

27.13 Rules Regarding Calculation of Adjustment of Exchange Basis For the purposes of Section 2.12 the adjustments provided for in Section 2.12 are cumulative and such adjustments shall be made successively whenever an event referred to therein shall occur, subject to the following subsections:


                  (i) if the purchase price provided for in any Rights Offering (the "Rights Offering Price") is decreased, the Exchange Basis shall forthwith be changed so as to increase the Exchange Basis to such Exchange Basis as would have been obtained had the adjustment to the Exchange Basis made pursuant to subsection 2.12(2) upon the issuance of such Rights Offering been made upon the basis of the Rights Offering Price as so decreased, provided that the provisions of this subsection shall not apply to any decrease in the Rights Offering Price resulting from provisions in any such Rights Offering designed to prevent dilution if the event giving rise to such decrease in the Rights Offering Price itself requires an adjustment to the Exchange Basis pursuant to the provisions of
                           Section 2.12;

                  (ii) no adjustment in the Exchange Basis shall be required unless such adjustment would result in a change of at least one-one hundredth of a Subject Security based on the prevailing Exchange Basis provided, however, that any adjustments which, except for the provisions of this subsection would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment;.

                  (iii) no adjustment in the Exchange Basis shall be made in respect of any event described in Section 2.12, other than the events referred to in paragraphs (b) and (c) of subsection (1) thereof, if Warrantholders are entitled to participate in such event on the same terms, mutatis mutandis, as if Warrantholders had exercised their Warrants prior to or on the effective date or record date of such event;

                  (iv) No adjustment in the Exchange Basis shall be made pursuant to Section 2.12 in respect of the issue from time to time of Shares purchasable on exercise of the Warrants or in respect of the issue from time to time a Dividend Paid in the Ordinary Course of Shares to holders of Shares who exercise an option or election to receive substantially equivalent dividends in Shares in lieu of receiving a cash dividend, and any such issue shall be deemed not to be a Common Share Reorganization;

                  (v) if a dispute shall at any time arise with respect to adjustments provided for in Section 2.12, such dispute shall be conclusively determined by the Company's auditors, or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by the directors and any further determination shall be binding upon the Company, the Trustee and the Warrantholders;

                  (vi) if the Company shall set a record date to determine the holders of the Shares for the purpose of entitling them to receive any dividend or distribution or any subscription or purchase rights and shall, thereafter and before the distribution to such shareholders of any such dividend, distribution, or subscription or purchase rights, legally abandon its plan to pay or deliver such dividend, distribution, or subscription or purchase rights, then no adjustment in the Exchange Basis shall be required by reason of the setting of such record date;

                  (vii) in the absence of a resolution of the directors fixing a record date for a Rights Offering or Special Distribution, the Company shall be deemed to have fixed as the record date therefor the date on which the Rights Offering or Special Distribution is effected;

                  (viii) as a condition precedent to the taking of any action which would require any adjustment in any of the subscription rights pursuant to any of the Warrants, including the Exchange Basis, the Company shall take any corporate action which may, in the opinion of counsel, be necessary in order that the Company have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares or other securities which all the holders of such Warrants are entitled to receive on the exercise of all the subscription rights attaching thereto in accordance with the provisions thereof; and

                  (ix) in case the Company, after the date hereof, shall take any action affecting any Shares, other than action described in Section 2.12, which in the opinion of the directors would materially affect the rights of Warrantholders, the Exchange Basis shall be adjusted in such manner, if any, and at such time, as the directors, acting reasonably, may determine to be equitable in the circumstances. Failure of the taking of action by the directors so as to provide for an adjustment in the Exchange Basis prior to the effective date of any action by the Company affecting the Shares shall be conclusive evidence that the directors have determined that it is equitable to make no adjustment in the circumstances.

27.14             Postponement of Subscription

In any case where the application of Section 2.12 results in an increase in the number of Subject Securities which are issuable upon exercise of the Warrants taking effect immediately after the record date for a specific event, if any Warrant is exercised after that record date and prior to completion of the event, the Company may postpone the issuance to the holder of the Warrant of the Subject Securities to which he is entitled by reason of such adjustment but such Subject Securities shall be so issued and delivered to that holder upon completion of that event, with the number of such Subject Securities calculated on the basis of the number of Subject Securities on the date that the Warrant was exercised adjusted for completion of that event and the Company shall deliver to the person or persons in whose name or names the Subject Securities are to be issued an appropriate instrument evidencing the right of such person or persons to receive such Subject Securities and the right to receive any dividends or other distributions which, but for the provisions of this Section, such person or persons would have been entitled to receive in respect of such Subject Securities from and after the date that the Warrant was exercised in respect thereof.


27.15             Notice of Adjustment

         (a) At least 14 days prior to the effective date or record date, as the case may be, of any event which requires or might require adjustment pursuant to Section 2.12, the Company shall:

                  (i) file with the Trustee a certificate of the Company specifying the particulars of such event (including the record date or the effective date for such event) and, if determinable, the required adjustment and the computation of such adjustment; and

                  (ii) give notice to the Warrantholders of the particulars of such event (including the record date or the effective date for such event) and, if determinable, the required adjustment.

         (b) In case any adjustment for which a notice in subsection (1) of this Section has been given is not then determinable, the Company shall promptly after such adjustment is determinable:

                  (i) file with the Trustee a computation of such adjustment; and

                  (ii)     give notice to the Warrantholders of the adjustment.

27.16             No Action after Notice
The Company covenants with the Trustee that it will not take any other corporate action which might deprive the holder of a Warrant of the opportunity of exercising the rights of acquisition pursuant thereto during the period of 14 days after the giving of the notice set forth in paragraph (b) of subsection 2.15(1).


27.17             Purchase of Warrants for cancellation
The Company may, at any time and from time to time, attempt to purchase Warrants by invitation for tender, by private contract or otherwise (which shall include a purchase through an investment dealer or firm holding membership on a Canadian stock exchange) on such terms as the Company may determine. All Warrants purchased pursuant to the provisions of this Section 2.17 shall be forthwith delivered to, cancelled and destroyed by the Trustee and shall not be reissued. If required by the Company, the Trustee shall furnish the Company with a certificate as to such destruction.


27.18             Fractional Shares
To the extent that a Warrantholder is entitled to receive on exercise or deemed exercise of the Special Warrants a fraction of a Share, such right may only be exercised in respect of such fraction in combination with another Special Warrant which in the aggregate entitles the holder to receive a whole number of Shares. If a holder is not able to, or elects not to, combine Special Warrants so as to be entitled to acquire a whole number of Shares on or before the Time of Expiry, such fractional Shares shall be deemed to be cancelled and the Company shall have no liability or responsibility to offer any consideration therefor. No fractional Shares will be issued or, except as noted in this paragraph, be provided on the exercise or deemed exercise of the Special Warrants.


27.19             Protection of Trustee
The Trustee shall not:


                  (i) at any time be under any duty or responsibility to any registered holder of Warrants to determine whether any facts exist which may require any adjustment contemplated by this Article 2, nor to verify the nature and extent of any such adjustment when made or the method employed in making the same;

                  (ii) be accountable with respect to the validity or value or the kind or amount of any Subject Securities which may at any time be issued or delivered upon the exercise of the Warrants;

                  (iii) be responsible for any failure of the Company to issue, transfer or deliver the Subject Securities or certificates evidencing the same upon surrender of the Warrants for the purpose of exercising the rights or to comply with the provisions or covenants contained in this Article 2; and

                  (iv) incur any liability or responsibility whatsoever or be in any way responsible for the consequence of any breach on the part of the Company of any of the representations, warranties or covenants of the Company or any acts of deeds of the agents or servants of the Company.

28.
EXERCISE OF WARRANTS

28.1     Method of Exercise of Warrants

         (a) Subject to Section 3.1(3), the registered holder of any Warrant may exercise the rights thereby conferred on him to acquire all or any part of the Subject Securities to which such Warrant entitles the holder, by surrendering the Warrant Certificate representing such Warrants to the Trustee at any time after the issuance of the Warrant and prior to the Time of Expiry at its principal office in Vancouver, British Columbia (or at such additional place or places as may be decided by the Company from time to time with the approval of the Trustee), with a duly completed and executed subscription of the registered holder or his executors, or administrators or other legal representative or his attorney duly appointed by instrument in writing in form and manner satisfactory to the Trustee, substantially in the form set out in Exhibit "I" to Schedule "A" for the number of Subject Securities subscribed for together with cash or a certified cheque, bank draft or money order in lawful money of Canada, payable to or to the order of the Company at par in Vancouver, British Columbia in an amount equal to the Warrant Exercise Price multiplied by the number of Subject Securities subscribed for. Upon receipt of the subscription and the payment the Trustee shall, within five business days deliver to the Company a cheque with respect to payment of the Warrant Exercise Price in respect of the subscription and a copy of the duly completed and executed subscription. In the event that the payment of the Warrant Exercise Price received by the Trustee is in the form of uncertified or unguaranteed funds, the Trustee shall be entitled to delay the time of payment of the Warrant Exercise Price to the Company and delivery of the certificate representing the Subject Securities so purchased by the Warrantholder until such uncertified or unguaranteed funds have cleared in the ordinary course of the financial institution upon which the same are drawn. A Warrant Certificate, with the duly completed and executed subscription and payment of the Warrant Exercise Price, shall be deemed to be surrendered only upon personal delivery thereof to or, if sent by mail or other means of transmission, upon actual receipt thereof by the Trustee.

         (b) In addition to the method of payment set forth in Section 3.1(1) and in lieu of any cash payment required thereunder, subject to the terms hereof, in the event the Registration Statement is not effective with the SEC and the Subject Securities could be sold under Rule 144(k) of the U.S. Act, the registered holder of any Warrant may exercise the rights thereby conferred on him to acquire any part of the Subject Securities to which such Warrant entitles such holder, through cashless exercise as provided hereafter. The exercising holder shall surrender the Warrant Certificate representing such Warrants to the Trustee at any time after the issuance of the Warrant and prior to the Time of Expiry at its principal office in Vancouver, British Columbia (or at such additional place or places as may be decided by the Company from time to time with the approval of the Trustee), with a duly completed and executed subscription ("Cashless Subscription") of the registered holder or his executors, or administrators or other legal representative or his attorney duly appointed by instrument in writing in form and manner satisfactory to the Trustee, substantially in the form set out in Exhibit "II" to Schedule "A" for the number of Subject Securities subscribed for on a cashless basis. Upon receipt of such subscription, the Trustee shall, within five business days deliver to the Company a copy of the duly completed and executed subscription and the Company will within three business days thereafter deliver to the Trustee an officer's certificate setting out the number of Subject Securities which the exercising holder shall receive as calculated hereunder, and the Trustee may rely on such officer's certificate without any further investigation. The exercising holder shall be issued the number of Subject Securities which he has subscribed for, or such lesser number of shares which may be exercised on a cashless basis pursuant to the Warrant Certificate. The exercising holder may receive up to the number of Subject Securities equal to the product of (i) the number of Subject Securities as to which the Warrants are being exercised multiplied by (ii) a fraction, the numerator of which is the Current Market Price (as of the date upon which the Cashless Subscription is received by the Trustee) of the Subject Securities less the Warrant Exercise Price and the denominator of which is such Current Market Price.

         (c) Any subscription referred to in subsection 3.1(1) or subsection 3.1(2) shall be signed by the Warrantholder, shall specify the person(s) in whose name such Subject Securities are to be issued, the address(es) of such person(s) and the number of Subject Securities to be issued to each person, if more than one is so specified. If any of the Subject Securities subscribed for are to be issued to a person(s) other than the Warrantholder, the signatures set out in the subscription referred to in subsection 3.1(1) or subsection 3.1(2) shall be guaranteed by a Canadian chartered bank or a member firm of an acceptable medallion guarantee program and the Warrantholder shall pay to the Company or the Trustee all applicable transfer or similar taxes and the Company shall not be required to issue or deliver certificates evidencing Subject Securities unless or until such Warrantholder shall have paid to the Company or the Trustee on behalf of the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or that no tax is due.

28.2     Disbursement of Monies
The Trustee will disburse monies to the Company according to this Share Purchase Warrant Indenture only to the extent that monies have been deposited with it.

28.3     Issuance of Warrants and Warrant Shares to U.S. Persons

         (a) All Warrant Certificates and all certificates issued in exchange therefor or in substitution thereof to U.S. Persons will bear the following legends:

         THESE WARRANTS ARE NON-TRANSFERABLE.

         THE WARRANTS EVIDENCED HEREBY ARE EXERCISABLE ON OR BEFORE 4:30 P.M. (TORONTO TIME) ON APRIL 3, 2003, AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO BE VOID AND OF NO FURTHER FORCE OR EFFECT.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN ANY QUALIFYING JURISDICTION EXCEPT AS PERMITTED BY THE APPLICABLE SECURITIES LEGISLATION IN THAT QUALIFYING JURISDICTION.

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR QUALIFIED UNDER OR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE NOR UNDER OR PURSUANT TO THE SECURITIES LAWS OF ANY PROVINCE IN CANADA. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT PURSUANT TO
         (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT, (ii) RULE 144 OR RULE 144A UNDER THE SECURITIES ACT, IF AVAILABLE, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND FROM QUALIFICATION UNDER ANY SECURITIES LAWS APPLICABLE IN CANADA, IF AVAILABLE, AND IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE OR PROVINCIAL SECURITIES LAWS.

                           NO HEDGING TRANSACTIONS INVOLVING THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY BE CONDUCTED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT.

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE SHARE PURCHASE WARRANT INDENTURE AMONG THE COMPANY AND THE TRUSTEE, AND SPECIFICALLY MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, PRIOR TO EFFECTIVENESS OF A REGISTRATION STATEMENT UNDER THE 1933 ACT, EXCEPT WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

         (b) All certificates for Warrant Shares issuable upon exercise of the Warrants and all certificates issued in exchange therefor or in substitution thereof prior to the Qualification Date to U.S. Persons will bear the following legends:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN ANY QUALIFYING JURISDICTION EXCEPT AS PERMITTED BY THE APPLICABLE SECURITIES LEGISLATION IN THAT QUALIFYING JURISDICTION.

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR QUALIFIED UNDER OR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE NOR UNDER OR PURSUANT TO THE SECURITIES LAWS OF ANY PROVINCE IN CANADA. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT, (ii) RULE 144 OR RULE 144A UNDER THE SECURITIES ACT, IF AVAILABLE, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND FROM QUALIFICATION UNDER ANY SECURITIES LAWS APPLICABLE IN CANADA, IF AVAILABLE, AND IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE OR PROVINCIAL SECURITIES LAWS.

                           NO HEDGING TRANSACTIONS INVOLVING THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY BE CONDUCTED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT.

         (c) If the Registration Statement is declared effective by the SEC, the foregoing legends shall not be required for the Warrant Shares and all certificates issued in exchange or substitution therefor.

         (d) In addition, all Warrant Certificates and all certificates issued in exchange therefor or in substitution thereof, and all Warrant Shares and all certificates issued in exchange therefor or in substitution thereof, which are issued prior to 12:00 a.m. (midnight) on October 3, 2001, to U.S. Persons will also bear the following legend:
                           WITHOUT PRIOR WRITTEN APPROVAL OF THE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED, OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TORONTO STOCK EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL 12:00 A.M. (MIDNIGHT) ON OCTOBER 3, 2001.

28.4     Issuance of Warrants and Warrant Shares to Non-U.S. Persons

         (a) All Warrant Certificates and all certificates issued in exchange therefor or in substitution thereof to persons who are not U.S. Persons will bear the following legends:
         THESE WARRANTS ARE NON-TRANSFERABLE.

         THE WARRANTS EVIDENCED HEREBY ARE EXERCISABLE ON OR BEFORE 4:30 P.M. (TORONTO TIME) ON APRIL 3, 2003, AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO BE VOID AND OF NO FURTHER FORCE OR EFFECT.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN ANY QUALIFYING JURISDICTION EXCEPT AS PERMITTED BY THE APPLICABLE SECURITIES LEGISLATION IN THAT QUALIFYING JURISDICTION.

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR QUALIFIED UNDER OR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE NOR UNDER OR PURSUANT TO THE SECURITIES LAWS OF ANY PROVINCE IN CANADA. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT PURSUANT TO
         (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT, (ii) RULE 144 OR RULE 144A UNDER THE SECURITIES ACT, IF AVAILABLE, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND FROM QUALIFICATION UNDER ANY SECURITIES LAWS APPLICABLE IN CANADA, IF AVAILABLE, AND IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE OR PROVINCIAL SECURITIES LAWS.

                           NO HEDGING TRANSACTIONS INVOLVING THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY BE CONDUCTED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT.

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE SHARE PURCHASE WARRANT INDENTURE AMONG THE COMPANY AND THE TRUSTEE AND SPECIFICALLY MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, PRIOR TO EFFECTIVENESS OF A REGISTRATION STATEMENT UNDER THE 1933 ACT, EXCEPT WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

         (b) All certificates for Warrant Shares issuable upon exercise of Warrants, and all certificates issued in exchange therefor or in substitution thereof, prior to the Qualification Date, to persons who are not U.S. Persons will bear the following legends:

         THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN ANY QUALIFYING JURISDICTION EXCEPT AS PERMITTED BY THE APPLICABLE SECURITIES LEGISLATION IN THAT QUALIFYING JURISDICTION.

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR QUALIFIED UNDER OR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE NOR UNDER OR PURSUANT TO THE SECURITIES LAWS OF ANY PROVINCE IN CANADA. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT PURSUANT TO
         (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT, (ii) RULE 144 OR RULE 144A UNDER THE SECURITIES ACT, IF AVAILABLE, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND FROM QUALIFICATION UNDER ANY SECURITIES LAWS APPLICABLE IN CANADA, IF AVAILABLE, AND IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE OR PROVINCIAL SECURITIES LAWS.

                           NO HEDGING TRANSACTIONS INVOLVING THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY BE CONDUCTED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT.

         (c) All certificates for Warrant Shares issuable upon exercise of the Warrants, and all certificates issued in exchange therefor or in substitution thereof, following the Qualification Date, to persons who are not U.S. Persons will not bear the foregoing legends.

         (d) In addition, all Warrant Certificates and all certificates issued in exchange therefor or in substitution thereof, and all Warrant Shares and all certificates issued in exchange therefor or in substitution thereof, which are issued prior to 12:00 A.M. (midnight) on October 3, 2001, to persons who are not U.S. Persons will also bear the following legend:
                           WITHOUT PRIOR WRITTEN APPROVAL OF THE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED, OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TORONTO STOCK EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL 12:00 A.M. (MIDNIGHT) ON OCTOBER 3, 2001.

28.5     Effect of Exercise of Warrants

         (a)      Upon compliance by the Warrantholder with the provisions of
                  Section 3.1, the Subject Securities subscribed for shall be deemed to have been issued and the person to whom such Subject Securities are to be issued shall be deemed to have become the holder of record of such Subject Securities on the Exercise Date unless the transfer registers of the Company for the Warrant Shares shall be closed on such date, in which case the Subject Securities subscribed for shall be deemed to have been issued and such person shall be deemed to have become the holder of record of such Subject Securities on the date on which such transfer registers are reopened.

         (b)      Forthwith following the due exercise of a Warrant pursuant to
                  Section 3.1 and on the Business Day next following the day on which the Time of Expiry shall occur, the Trustee shall deliver to the Company a notice setting forth the particulars of all Warrants exercised, if any, and the persons in whose names the Subject Securities are to be issued and the addresses of such holders of the Subject Securities.

         (c) Within three Business Days of exercise of a Warrant pursuant to section 3.1, the Company shall cause to be mailed to the person in whose name the Subject Securities so subscribed for are to be issued, as specified in the subscription completed on the Warrant Certificate, at the address specified in such subscription, or, if so specified in such subscription, cause to be delivered to such person at the office of the Trustee where such Warrant Certificate was surrendered, a certificate or certificates for the Subject Securities to which the Warrantholder is entitled and, if applicable, a Warrant Certificate representing any Warrants not then exercised.

         (d) After the Time of Expiry, all rights under any Warrant in respect of which the right of subscription and purchase herein and therein provided for shall not theretofore have been exercised shall wholly cease and terminate and such Warrant shall be void and no effect.

28.6     Cancellation of Warrant Certificates
All Warrant Certificates surrendered to the Trustee pursuant to Section 2.6, 2.10, 2.17, 3.1 or 3.7 shall be cancelled by the Trustee and the Trustee shall record the cancellation of such Warrant Certificates on the register of holders maintained by the Trustee pursuant to Section 2.8. The Trustee shall, if required by the Company, furnish the Company with a certificate identifying the Warrant Certificates so cancelled. All Warrants represented by Warrant Certificates which have been duly cancelled shall be without further force or effect whatsoever.

28.7     Subscription for less than Entitlement
The holder of any Warrant may subscribe for and purchase a number of Subject Securities which is less than the number which the holder is entitled to purchase pursuant to a surrendered Warrant Certificate. In such event, the holder thereof shall be entitled to receive a new Warrant Certificate in respect of the balance of Subject Securities which such holder was entitled to purchase pursuant to the surrendered Warrant Certificate and which were not then purchased.


28.8     Securities Restrictions, Legends, Etc.
Notwithstanding any provision to the contrary contained in this Share Purchase Warrant Indenture, no Subject Securities will be issued pursuant to the exercise of any Warrant if, in the opinion of counsel to the Company, the issuance of such securities would constitute a violation of the securities laws of any applicable jurisdiction, and, without limiting the generality of the foregoing, the certificates representing the Subject Securities thereby issued will bear such legends, as set forth in Section 3.3 and 3.4 as may, in the opinion of counsel to the Company, acting reasonably, be necessary in order to avoid a violation of any securities laws of any applicable jurisdiction or to comply with the requirements of any stock exchange on which the Shares are listed, provided that if, at any time, in the opinion of counsel to the Company, such legends are no longer necessary in order to avoid a violation of any such laws, or the holder of any such legended certificate, at his expense, provides the Company with evidence satisfactory in form and substance to the Company (which may include an opinion of counsel of recognized standing satisfactory to the Company) to the effect that such holder is entitled to sell or otherwise transfer such securities in a transaction in which such legends are not required, such legended certificates may thereafter be surrendered to the Company in exchange for a certificate which does not bear such legends.

29.
COVENANTS FOR WARRANTHOLDERS' BENEFIT

29.1     General Covenants
The Company covenants with the Trustee for the benefit of the Trustee and the Warrantholder that so long as any Warrants remain outstanding:

                  (i) it will at all times maintain its corporate existence and comply with the requirements of all applicable corporate and securities laws and administration policies and direction, including, without limitation, the Alberta Act, the B.C. Act, the Ontario Act, the U.S. Act and the Nevada Business Corporations Act;

                  (ii) it will use its commercially reasonable best efforts to become and then maintain its status as a reporting issuer not in default of any of the requirements of the Alberta Act, the B.C. Act or the Ontario Act;

                  (iii) it will send to each Warrantholder copies of all financial statements and other material furnished to the holders of Shares after the date of this Share Purchase Warrant Indenture;

                  (iv) it will reserve and there will remain unissued out of its authorized capital a sufficient number of Shares to satisfy the rights of acquisition provided for in the Warrants;

                  (v) it will cause the Warrant Shares from time to time subscribed for pursuant to the Warrants in the manner herein provided and the certificates representing such Warrant Shares to be duly issued and delivered in accordance with the Warrants and the terms hereof;

                  (vi) all Warrant Shares which shall be issued upon the due exercise of the right to acquire provided for herein shall be issued as fully paid and non-assessable and the holders thereof shall not be liable to the Company or its creditors in respect thereof;

                  (vii) as soon as practicable after the Closing Date, the Company shall file the Preliminary Prospectus with each of the Qualifying Commissions for the purpose of qualifying the distribution of the Warrants;

                  (viii) it will use its commercially reasonable efforts to file the Final Prospectus with, and to have a receipt therefor issued by each of the Qualifying Commissions, as soon as possible after all comments received and deficiencies raised by each of the Qualifying Commissions in connection with the Preliminary Prospectus have been resolved;

                  (ix) it will use its commercially reasonable efforts to file and have declared effective the Registration Statement and to keep the Registration Statement continuously effective for a period of four years following the Closing Date provided that it will not be required to keep the Registration Statement effective if at any time the Warrant Shares may be sold under Rule 144(k) of the U.S. Act in the event of a cashless exercise of the Warrants in accordance with subsection 3.1(2);

                  (x) it will use its commercially reasonable efforts to obtain and maintain a listing for the Shares on the Exchange or any other stock exchange in Canada;

                  (xi) to the extent that a Warrantholder is entitled to receive on exercise of the Warrants a fraction of a Warrant Share such right may only be exercised in respect of such fraction in combination with another Warrant which in the aggregate entitles the holder to receive a whole number of Warrant Shares. If a holder is not able to, or elects not to, combine Warrants so as to be entitled to acquire a whole number of Warrant Shares on or before the Time of Expiry such fractional Warrant Shares shall be deemed to be cancelled and the Company shall have no liability or responsibility to offer any consideration therefor. No fractional Warrant Shares will be issued or, except as noted in this paragraph, be provided on the exercise or deemed exercise of the Warrants;

                  (xii) it shall do, execute, acknowledge and deliver or cause to be done, executed, acknowledged or delivered all other acts, deeds and assurances in law as the Trustee may reasonably require for the better accomplishing and effecting of the provisions and intention of this Share Purchase Warrant Indenture;

                  (xiii) generally, it will well and truly perform and carry out all of the acts or things to be done by it as provided in this Share Purchase Warrant Indenture;

                  (xiv) prior to the issuance of the Warrants, it shall not amend the terms of the Share Purchase Warrant Indenture pursuant to which the Warrants are created and issued, without the prior written consent of the Warrantholders expressed by Extraordinary Resolution; and

                  (xv) it shall give notice to the Warrantholders in accordance with Section 8.14 hereof of the occurrence of any amendment to this Share Purchase Warrant Indenture forthwith after the occurrence of the amendment.

29.2     Securities Qualification Requirements

         (a) If, in the opinion of counsel, any instrument (other than the Final Prospectus) is required to be filed with, or any permission, order or ruling is required to be obtained from, any of the Qualifying Commissions or any other step is required under any federal or provincial law of Canada before the Subject Securities may be issued or delivered to a Warrantholder in any of the Qualifying Jurisdictions, the Company covenants that it will use its commercially reasonable efforts to file such instrument, obtain such permission, order or ruling or take all such other actions, at its expense, as is required or appropriate in the circumstances.

         (b) If, in the opinion of counsel, any instrument (other than a Registration Statement, declared effective) is required to be filed with, or any permission, order or ruling is required to be obtained from the SEC or any other step is required under any federal or state law of the United States before the Subject Securities may be issued and delivered to a Warrantholder who is a U.S. Person or within the United States, the Company covenants that it will use its commercially reasonable efforts to file such instrument, obtain such permission, order or ruling or take all such other actions, at its expense, as is required or appropriate in the circumstances.

         (c) As applicable, the Company will give written notice of the issue of Subject Securities pursuant to the exercise of Warrants, in such detail as may be required, to the Exchange if required and to each securities administrator in each jurisdiction in which there is legislation requiring the giving of any such notice.

29.3     Trustee's Remuneration and Expenses

         (a) The Company covenants that it will pay to the Trustee from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Trustee upon its request for all reasonable expenses and disbursements of the Trustee in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its counsel and all other advisers, experts, accountants and assistants not regularly in its employ) both before any default hereunder and thereafter until all duties of the Trustee hereunder shall be finally and fully performed, except any such expense or disbursement in connection with or related to or required to be made as a result of the gross negligence or wilful misconduct of the Trustee.

         (b) Subject to subsection 8.2(7), if the Company shall fail to perform any, of its covenants contained in this Share Purchase Warrant Indenture and the Company has not rectified such failure within fifteen (15) Business Days after receiving written notice from the Trustee of such failure, the Trustee may notify the Warrantholders of such failure on the part of the Company or may itself perform any of the said covenants capable of being performed by it, but shall be under no obligation to perform said covenants or to notify the Warrantholders of such performance by it. All reasonable sums expended or disbursed by the Trustee in so doing shall be repayable as provided in Section 4.3. No such performance, expenditure or disbursement by the Trustee shall be deemed to relieve the Company of any default hereunder or of its continuing obligations under the covenants herein contained.

30.
ENFORCEMENT

30.1     Suits by Warrantholders
All or any of the rights conferred upon a Warrantholder by the terms of the Warrants held by him and/or this Share Purchase Warrant Indenture may be enforced by such Warrantholder by appropriate legal proceedings, but subject to the rights which are hereby, conferred upon the Trustee and subject to the provisions of Section 6.10.

30.2     Immunity of Shareholders, etc.

Subject to applicable law, the Trustee and, by the acceptance of the Warrant Certificates and as part of the consideration for the issue of the Warrants, the Warrantholders, hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any person in his capacity as an incorporator or any past, present or future Shareholder or other security holder, director, officer, employee or agent of the Company for the creation and issue of the Shares pursuant to any Warrant or on any covenant, agreement, representation or warranty by the Company herein or in the Warrant Certificates contained.

30.3     Limitation of Liability
The obligations hereunder are not personally binding upon, nor shall resort hereunder be had to, the directors or Shareholders of the Company or any of the past, present or future directors or Shareholders of the Company or any of the past, present or future officers, employees or agents of the Company, but only the property of the Company shall be bound in respect thereof.

30.4     Waiver of Default
Upon the happening of any default hereunder:

                  (i) the holders of not less than 51% of the Warrants then outstanding shall have power (in addition to the powers exercisable by extraordinary resolution) by requisition in writing to instruct the Trustee to waive any default hereunder and the Trustee shall thereupon waive the default upon such terms and conditions as shall be prescribed in such requisition; or

                  (ii) the Trustee shall have power to waive any default hereunder upon such terms and conditions as the Trustee may deemed advisable if, in the Trustee's opinion, the same shall have been cured or adequate provision made therefor;
provided that no delay or omission of the Trustee or of the Warrantholders to exercise any right or power accruing upon any default shall impair any such right or power or shall be construed to be a waiver of any such default or acquiescence therein and provided further that no act or omission either of the Trustee or of the Warrantholders in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent default hereunder of the rights resulting therefrom.

31.
MEETINGS OF WARRANTHOLDERS

31.1     Right to Convene Meetings
The Trustee may at any time and from time to time, and shall on receipt of a written request of the Company or of a Warrantholders' Request, convene a meeting of the Warrantholders provided that the Trustee is indemnified to its reasonable satisfaction by the Company or by the Warrantholders signing such Warrantholders' Request against the costs, charges, expenses and liabilities which may be incurred in connection with the calling and holding of such meeting. If within 15 Business Days after the receipt of a written request of the Company or a Warrantholders' Request and indemnity given as aforesaid the Trustee fails to give the requisite notice specified in Section 6.2 to convene a meeting, the Company or such Warrantholders, as the case may be, may convene such meeting. Every such meeting shall be held in Vancouver, British Columbia, or at such other place as may be approved or determined by the Trustee.

31.2     Notice
At least 25 days' prior notice of any meeting of Warrantholders shall be given to the Warrantholders at the expense of the Company in the manner provided for in Section 8.14 and a copy of such notice shall be delivered to the Trustee unless the meeting has been called by it, and to the Company unless the meeting has been called by it. Such notice shall state the time and place of the meeting, the general nature of the business to be transacted and shall contain such information as is reasonably necessary to enable the Warrantholders to make a reasoned decision on the matter, but it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article Six. The notice convening any such meeting may be signed by an appropriate officer of the Trustee or of the Company or the person designated by such Warrantholders, as the case may be.


31.3     Chairman
The Trustee may nominate in writing an individual to be chairman of the meeting and if no individual is so nominated, or if the individual so nominated is not present within 15 minutes after the time fixed for the holding of the meeting, the Warrantholders present in person or by proxy shall appoint an individual present to be chairman of the meeting. The chairman of the meeting need not be a Warrantholder.

31.4     Quorum
Subject to the provisions of Section 6.11, at any meeting of the Warrantholders a quorum shall consist of Warrantholders present in person or represented by proxy and entitled to acquire at least 25% of the aggregate number of Subject Securities which could be acquired upon the exercise of all Warrants then outstanding, provided that at least 2 persons entitled to vote thereat are personally present. If a quorum of the Warrantholders shall not be present within one half-hour from the time fixed for holding any meeting, the meeting, if summoned by the Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a Business Day in which case it shall be adjourned to the next following Business Day) at the same time and place to the extent possible and, subject to the provisions of Section 6.11, no notice of the adjournment need be given. Any business may be brought before or dealt with at an adjourned meeting which might have been dealt with at the original meeting in accordance with the notice calling the same. At the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum and may transact the business for which the meeting was originally convened, notwithstanding that they may not be entitled to acquire at least 25% of the aggregate number of Subject Securities which could be acquired upon the exercise of all Warrants then unexercised and outstanding. No business shall be transacted at any meeting unless a quorum is present at the commencement of business.

31.5     Power to Adjourn
The chairman of any meeting at which a quorum of the Warrantholders is present may, with the consent of the meeting, adjourn any such meeting, and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

31.6     Show of Hands
Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands except that votes on an extraordinary resolution shall be given in the manner hereinafter provided. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

31.7     Poll and Voting
On every extraordinary resolution, and when demanded by the chairman or by one or more of the Warrantholders acting in person or by proxy on any other question submitted to a meeting and after a vote by show of hands, a poll shall be taken in such manner as the chairman shall direct. Questions other than those required to be determined by extraordinary resolution shall be decided by a majority of the votes cast on the poll. On a show of hands, every person who is present and entitled to vote, whether as a Warrantholder or as proxy for one or more absent Warrantholders, or both, shall have one vote. On a poll, each Warrantholder present in person or represented by a proxy duly appointed by instrument in writing shall be entitled to one vote in respect of each whole Subject Security which he (or the Warrantholder appointing him as proxy) is entitled to acquire upon the exercise of the Warrants then held by him. A proxy need not be a Warrantholder. The chairman of any meeting shall be entitled, both on a show of hands and on a poll, to vote in respect of the Warrants, if any, held or represented by him.

31.8     Regulations
Subject to the provisions of this Share Purchase Warrant Indenture, the Trustee or the Company with the approval of the Trustee may from time to time make and from time to time vary such regulations as it shall consider necessary or appropriate:

                  (i) for the deposit of instruments appointing proxies at such place and time as the Trustee, the Company or the Warrantholders convening the meeting, as the case may be, may in the notice convening the meeting direct;

                  (ii) for the deposit of instruments appointing proxies at some approved place other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed, cabled or telegraphed before the meeting to the Company or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting;

                  (iii)    for the form of the instrument of proxy; and

                  (iv) generally for the calling of meetings of Warrantholders and the conduct of business thereat including setting a record date for Warrantholders entitled to receive notice of or to vote at such meeting.
Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be recognized at any meeting as a Warrantholder, or be entitled to vote or be present at the meeting in respect thereof (subject to Section 6.9), shall be Warrantholders or persons holding proxies of Warrantholders.

31.9     Company, Trustee and Counsel may be Represented

The Company and the Trustee, by their respective directors and officers, and the counsel for each of the Company, the Warrantholders and the Trustee may attend any meeting of the Warrantholders and speak thereat but shall have no vote as such.

31.10             Powers Exercisable by Extraordinary Resolution
In addition to all other powers conferred upon them by any other provisions of this Share Purchase Warrant Indenture or by law, the Warrantholders at a meeting shall have the power, exercisable from time to time by extraordinary resolution:

                  (i) to agree with the Company to any modification, alteration, compromise or arrangement of the rights of Warrantholders, whether such rights arise under this Share Purchase Warrant Indenture or the Warrants or otherwise;

                  (ii) to amend or repeal any extraordinary resolution previously passed or sanctioned by the Warrantholders;

                  (iii) to enforce any of the covenants on the part of the Company contained in this Share Purchase Warrant Indenture or the Warrants or to enforce any of the rights of the Warrantholders in any manner specified in such extraordinary resolution or to refrain from enforcing any such covenant or right;

                  (iv) to waive any default on the part of the Company in complying with any provisions of this Share Purchase Warrant Indenture or the Warrants either unconditionally or upon any conditions specified in such extraordinary resolution;

                  (v) to restrain any Warrantholder from taking or instituting any suit, action or proceeding against the Company for the enforcement of any of the covenants on the part of the Company contained in this Share Purchase Warrant Indenture or the Warrants or to enforce any of the rights of the Warrantholders; and

                  (vi) to direct any Warrantholder who, as such, has brought any suit, action or proceeding to stay or discontinue or otherwise deal with any such suit, action or proceeding, upon payment of the costs, charges and expenses reasonably and properly incurred by such Warrantholder in connection therewith.

31.11             Meaning of Extraordinary Resolution

         (a) The expression "extraordinary resolution" when used in this Share Purchase Warrant Indenture means, subject as hereinafter in this Section 6.11 and in Section 6.14 provided, a resolution proposed at a meeting of Warrantholders duly convened for that purpose and held in accordance with the provisions of this Article Six at which there are present in person or represented by proxy Warrantholders entitled to acquire at least 25% of the aggregate number of Subject Securities which may be acquired upon the exercise of all the then outstanding Warrants and passed by the affirmative votes of Warrantholders entitled to acquire not less than 66% of the aggregate number of Subject Securities which may be acquired upon the exercise of all the then outstanding Warrants represented at the meeting and voted on the poll upon such resolution.

         (b) If, at any meeting called for the purpose of passing an extraordinary resolution, Warrantholders entitled to acquire at least 25% of the aggregate number of Subject Securities which may be acquired upon the exercise of all the then outstanding Warrants are not present in person or by proxy within one half-hour after the time appointed for the meeting, then the meeting, if convened by Warrantholders or on a Warrantholders' Request, shall be dissolved; but in any other case it shall stand adjourned to such day, being not less than four or more than ten Business Days later, and to such place and time as may be appointed by the chairman. Not less than three Business Days' prior notice shall be given of the time and place of such adjourned meeting. Such notice shall state that at the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was originally called or any other particulars. At the adjourned meeting the Warrantholders present in person or represented by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in subsection 6.11(1) shall be an extraordinary resolution within the meaning of this Share Purchase Warrant Indenture notwithstanding that Warrantholders entitled to acquire at least 25% of the aggregate number of Subject Securities which may be issuable upon the exercise of all the then outstanding Warrants are not present in person or represented by proxy at such adjourned meeting.

         (c) Votes on an extraordinary resolution shall always be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary.

31.12             Powers Cumulative
It is hereby declared and agreed that any one or more of the powers or any combination of the powers in this Share Purchase Warrant Indenture stated to be exercisable by the Warrantholders by extraordinary resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the right of the Warrantholders to exercise such powers or combination of powers then or thereafter from time to time.

31.13             Minutes
Minutes of all resolutions and proceedings at every meeting of Warrantholders shall be made and duly entered in books to be from time to time provided for that purpose by the Trustee at the reasonable expense of the Company, and any such minutes as aforesaid, if signed by the chairman of the meeting at which such resolutions were passed or proceedings held, or by the chairman of the next succeeding meeting of the Warrantholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting in respect of the proceedings of which minutes shall have been made shall be deemed to have been duly, convened and held, and all resolutions passed thereat or proceedings taken shall be deemed to have been duly passed and taken.

31.14             Instruments in Writing
All actions which may be taken and all powers that may be exercised by the Warrantholders at a meeting held as provided in this Article Six also may be taken and exercised by Warrantholders entitled to acquire at least 66% of the aggregate number of Subject Securities issuable upon the exercise of all the then outstanding Warrants by an instrument in writing signed in one or more counterparts by such

Warrantholders in person or by attorney duly appointed in writing, and the expression "extraordinary resolution" when used in this Share Purchase Warrant Indenture shall include an instrument so signed.

31.15             Binding Effect of Resolutions
Every resolution and every extraordinary resolution passed in accordance with the provisions of this Article Six at a meeting of Warrantholders shall be binding upon all the Warrantholders, whether present at or absent from such meeting, and every instrument in writing signed by Warrantholders in accordance with Section 6.14 shall be binding upon all the Warrantholders, whether signatories thereto or not, and each and every Warrantholder and the Trustee (subject to the provisions for indemnity herein contained) shall be bound to give effect accordingly to every such resolution and instrument in writing. In the case of an instrument in writing the Trustee shall give notice in the manner contemplated in Sections 8.13 and 8.14 of the effect of the instrument in writing to all Warrantholders and the Company as soon as is reasonably practicable.

31.16 Holdings by the Company or Subsidiaries of the Company Disregarded In determining whether Warrantholders holding Warrants evidencing the right to acquire the required number of Subject Securities are present at a meeting of Warrantholders for the purpose of determining a quorum or have concurred in any consent, waiver, extraordinary resolution, Warrantholders' Request or other action under this Share Purchase Warrant Indenture, Warrants owned legally or beneficially by the Company or any associate or affiliate of the Company shall be disregarded.

32.
SUPPLEMENTAL SHARE PURCHASE WARRANT INDENTURES

32.1     Supplemental Share Purchase Warrant Indentures
From time to time the Company and the Trustee may, subject to the provisions of this Share Purchase Warrant Indenture, and they shall, when so directed by, this Share Purchase Warrant Indenture, execute and deliver by their proper officers, Share Purchase Warrant Indentures or instruments supplemental hereto, which thereafter shall form part hereof, for any one or more or all of the following purposes:

                  (i)      setting forth adjustments in the application of
                           Article 2;

                  (ii) adding to the provisions hereof such additional covenants and enforcement provisions as in the opinion of counsel are necessary or advisable, provided that the same are not in the opinion of the Trustee based on the advice of its counsel prejudicial to the interests of the Warrantholders as a group;

                  (iii) giving effect to any extraordinary resolution passed as provided in Article Six;

                  (iv) making such provisions not inconsistent with this Share Purchase Warrant Indenture as may be necessary or desirable with respect to matters or questions arising hereunder provided that such provisions are not, in the opinion of the Trustee based on the advice of its counsel, prejudicial to the interests of the Warrantholders as a group;

                  (v) adding to or amending the provisions hereof in respect of the transfer of Warrants, making provision for the exchange of Warrants, and making any modification in the forms of the Warrant Certificate which does not affect the substance thereof;

                  (vi) amending any of the provisions of this Share Purchase Warrant Indenture or relieving the Company from any of the obligations, conditions or restrictions herein contained, provided that no such amendment or relief shall be or become operative or effective if, in the opinion of the Trustee based on the advice of its counsel, such amendment or relief impairs any of the rights of the Warrantholders as a group or of the Trustee, and provided further that the Trustee may in its sole discretion decline to enter into any such supplemental Share Purchase Warrant Indenture which in its opinion, based on the advice of its counsel, may not afford adequate protection to the Trustee when the same shall become operative; and

                  (vii) for any other purpose not inconsistent with the terms of this Share Purchase Warrant Indenture, including the correction or rectification of any ambiguities, defective or inconsistent provisions, errors or omissions herein, provided that, in the opinion of the Trustee based on the advice of its counsel, the rights of the Trustee and of the Warrantholders as a group are not prejudiced thereby.

32.2     Successor Companies
In the case of the consolidation, amalgamation, arrangement, merger or transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another company ("successor company"), forthwith following the occurrence of such event the successor company resulting from such consolidation, amalgamation, arrangement, merger or transfer (if not the Company) shall expressly assume, by supplemental Share Purchase Warrant Indenture satisfactory in form to the Trustee and executed and delivered to the Trustee, the due and punctual performance and observance of each and every covenant and condition of this Share Purchase Warrant Indenture to be performed and observed by the Company.

33.
CONCERNING THE TRUSTEE

33.1     Trust Share Purchase Warrant Indenture Legislation

         (a) In this Article, the term "Applicable Legislation" means the provisions of any statute of Canada or a province thereof and of regulations under any such named or other statute relating to trust indentures and/or to the rights, duties and obligations of trustees and of companies under trust indentures, to the extent that such provisions are at the time in force and applicable to this Share Purchase Warrant Indenture.

         (b) If and to the extent that any provision of this Share Purchase Warrant Indenture limits, qualifies or conflicts with a mandatory requirement of Applicable Legislation, such mandatory requirement shall prevail.

         (c) The Company and the Trustee agree that each will at all times in relation to this Share Purchase Warrant Indenture and any action to be taken hereunder observe and comply with and be entitled to the benefit of Applicable Legislation.

33.2     Rights and Duties of Trustee

         (a) In the exercise of the rights and duties prescribed or conferred by the terms of this Share Purchase Warrant Indenture, the Trustee shall act honestly and in good faith with a view to the best interests of the Warrantholders and shall exercise the degree of care, diligence and skill that a reasonably prudent trustee would exercise in comparable circumstances. No provision of this Share Purchase Warrant Indenture shall be construed to relieve the Trustee from, or require any other person to indemnify the Trustee against liability for its own gross negligence or willful misconduct .

         (b) The Trustee shall not be bound to do or take any act, action or proceeding for the enforcement of any of the obligations of the Company under this Share Purchase Warrant Indenture unless and until it shall have received a Warrantholders' Request specifying the act, action or proceeding which the Trustee is requested to take. The obligation of the Trustee to commence or continue any act, action or proceeding for the purpose of enforcing any rights of the Trustee or the Warrantholders hereunder shall be conditional upon the Warrantholders furnishing, when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and an indemnity reasonably satisfactory to the Trustee and its counsel to protect and hold harmless the Trustee and its officers, directors, employees and agents against the costs, charges and expenses and liabilities to be incurred thereby and any loss and damage it may suffer by reason thereof. None of the provisions contained in this Share Purchase Warrant Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified and funded as aforesaid.

         (c) The Trustee may, before commencing or at any time during the continuance of any such act, action or proceeding, require the Warrantholders, at whose instance it is acting, to deposit with the Trustee the Warrants held by them, for which Warrants the Trustee shall issue receipts.

         (d) Every provision of this Share Purchase Warrant Indenture that by its terms relieves the Trustee of liability or entitles it to rely upon any evidence submitted to it is subject to the provisions of Applicable Legislation, of this Section 8.2 and of Section 8.3.

         (e) The Trustee shall retain the right not to act and shall not be held liable for refusing to act unless it has received clear and reasonable documentation which complies with the terms of this Share Purchase Warrant Indenture. Such documentation must not require the exercise of any discretion or independent judgment.

         (f) In the event of any disagreement arising regarding the terms of this Share Purchase Warrant Indenture, the Trustee shall be entitled, at its option, to refuse to comply with any demands whatsoever until the dispute is settled either by agreement amongst the various parties or by a court of competent jurisdiction.

         (g) The Trustee shall not be bound to give any notice or do or take any act, action or proceeding by virtue of the powers conferred on it hereunder unless and until it shall have been required to do so under the terms hereof; nor shall the Trustee be required to take notice of any default hereunder, unless and until notified in writing of such default, which notice shall specifically set out the default desired to be brought to the attention of the Trustee and in the absence of such notice the Trustee may for all purposes of this Share Purchase Warrant Indenture conclusively assume that no default has occurred or been made in the performance or observance of the representations, warranties and covenants, agreements or conditions herein contained. Any such notice shall in no way limit any discretion herein given to the Trustee to determine whether or not the Trustee shall take action with respect to any default.

         (h) In this Share Purchase Warrant Indenture, whenever confirmations or instructions are required to be given to the Trustee, in order to be valid, such confirmations and instructions shall be in writing.

33.3     Evidence, Experts and Advisers

         (a) In addition to the reports, certificates, opinions and other evidence required by this Share Purchase Warrant Indenture, the Company shall furnish to the Trustee such additional evidence of compliance with any provision hereof in such form as may be prescribed by Applicable Legislation, or as the Trustee may reasonably require by written notice to the Company.

         (b) In the exercise of its rights and duties hereunder, the Trustee may, if it is acting in good faith, rely as to the truth of the statements and the accuracy of the opinions expressed therein, upon statutory declarations, opinions, reports, written requests, consents, or orders of the Company, certificates of the Company or other evidence furnished to the Trustee, provided that such evidence complies with Applicable Legislation and the Trustee examines the same and determines that such evidence complies with the applicable requirements of this Share Purchase Warrant Indenture.

         (c) The Trustee may employ or retain such counsel, accountants or other experts or advisers as it may reasonably require for the purpose of discharging its duties hereunder, may act on and rely upon the advice or opinions so obtained and may pay reasonable remuneration for all services so performed by any of them, without taxation of costs of any counsel, and shall not be responsible for any misconduct on the part of any of them.

33.4     Documents, Monies, Etc.  Held by Trustee
Any monies, securities, documents of title or other instruments that may at any time be held by the Trustee subject to the trusts hereof may be placed in the deposit vaults of the Trustee or of any Canadian chartered bank or trust company or deposited for safekeeping with any such bank or trust company. Unless herein otherwise expressly provided any monies so held, pending the application or withdrawal thereof under any provisions of this Share Purchase Warrant Indenture, may be deposited in the name of the Trustee in any Canadian chartered bank or Canadian trust company, including the Trustee's deposit department, at the rate of interest (if any) then current on similar deposits or may be deposited in such institutions or invested in such securities as the Company may consent to. All interest or other income received by the Trustee in respect of such deposits and investments shall belong to the Warrantholders or the Company, as provided for herein.

33.5     Actions by Trustee to Protect Interests
Subject to the provisions of this Share Purchase Warrant Indenture and Applicable Legislation, the Trustee shall have the power to institute and to maintain such actions and proceedings as it may consider necessary or expedient to preserve, protect or enforce its interests and the interests of the Warrantholders.

33.6     Trustee Not Required to Give Security
The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Share Purchase Warrant Indenture or otherwise.

33.7     Protection of Trustee
By way of supplement to the provisions of any law for the time being relating to trustees, it is expressly declared and agreed as follows:

                  (i) the Trustee shall not be liable for or by reason of any statements of fact or recitals in this Share Purchase Warrant Indenture or in the Warrants (except the representation contained in Section 8.9 or in the certificate of the Trustee on the Warrants) or be required to verify the same;

                  (ii) nothing herein contained shall impose any obligation on the Trustee to see to or to require evidence of the registration or filing (or renewal thereof) of this Share Purchase Warrant Indenture or any instrument ancillary or supplemental hereto;

                  (iii) the Trustee shall not be bound to give notice to any person of the execution hereof;

                  (iv) the Trustee shall not incur any liability or responsibility whatsoever or be in any way responsible for the consequence of any breach on the part of the Company of any of the covenants herein contained or of any acts of any directors, officers, employees, agents or servants of the Company; and

                  (v) the Company hereby indemnifies and saves harmless the Trustee and its officers, directors, employees or agrees to, from and against any and all liabilities, losses, costs, claims, actions or demands whatsoever which may be brought against the Trustee or which it may suffer or incur as a result or arising out of the performance of its duties and obligations under this Share Purchase Warrant Indenture, save only in the event of gross negligence or willful misconduct of the Trustee. It is understood and agreed that this indemnification shall survive the termination of this Share Purchase Warrant Indenture or the removal or resignation of the Trustee.

33.8     Replacement of Trustee

         (a) The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder by giving to the Company not less than forty-five (45) days' prior notice in writing or such shorter prior notice as the Company may accept as sufficient. The Warrantholders by extraordinary resolution shall have the power at any time to remove the existing Trustee and to appoint a new trustee. In the event of the Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Company shall forthwith appoint a new trustee unless a new trustee has already been appointed by the Warrantholders; failing such appointment by the Company, the retiring Trustee or any Warrantholder may apply to a justice of the British Columbia Supreme Court at the Company's expense, on such notice as such justice may direct, for the appointment of a new trustee; but any new trustee so appointed by the Company or by the Court shall be subject to removal as aforesaid by the Warrantholders. Any new trustee appointed under any provision of this Section 8.8 shall be a company authorized to carry on the business of a trust company in the Province of British Columbia and, if required by Applicable Legislation of any other province, in such other province. On any such appointment the new trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee without any further assurance, conveyance, act or deed; but there shall be immediately executed, at the expense of the Company, all such conveyances or other instruments as may, in the opinion of counsel, be necessary or advisable for the purpose of assuring the same to the new trustee, provided that any resignation or removal of the Trustee and appointment of a successor trustee shall not become effective until the successor trustee shall have executed an appropriate instrument accepting such appointment and, at the request of the Company, the predecessor Trustee, upon payment of its outstanding remuneration and expenses, shall execute and deliver to the successor trustee an appropriate instrument transferring to such successor trustee all rights and powers of the Trustee hereunder and all securities, documents of title and other instruments and all monies and properties held by the Trustee hereunder.

         (b) Upon the appointment of a successor trustee, the Company shall promptly notify the Warrantholders thereof in the manner provided for in Section 8.14.

         (c) Any company into or with which the Trustee may be merged or consolidated or amalgamated, or any company succeeding to the trust business of the Trustee, shall be the successor to the Trustee hereunder without any further act on its part or of any of the parties hereto, provided that such company would be eligible for appointment as a new trustee under subsection 8.8(1).

         (d) Warrants certified but not delivered by a predecessor trustee may be certified by the successor trustee in the name of the predecessor or successor trustee.

33.9     Conflict of Interest

         (a) The Trustee represents to the Company that to the best of its knowledge at the time of execution and delivery hereof no material conflict of interest exists in the Trustee's role as a fiduciary hereunder and agrees that in the event of a material conflict of interest arising hereafter it will, within ninety (90) days after ascertaining that it has such a material conflict of interest, either eliminate the same or resign its trust hereunder to a successor trustee approved by the Company. If any such material conflict of interest exists or hereafter shall exist, the validity and enforceability of this Share Purchase Warrant Indenture and the Warrants shall not be affected in any manner whatsoever by reason thereof.

         (b) Subject to subsection 8.9(1), the Trustee, in its personal or any other capacity, may buy, lend upon and deal in securities of the Company and generally may contract and enter into financial transactions with the Company or any subsidiary of the Company without being liable to account for any profit made thereby.

33.10             Acceptance of Trusts
The Trustee hereby accepts the trusts in this Share Purchase Warrant Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth.


33.11             Trustee Not to be Appointed Receiver
The Trustee and any person related to the Trustee shall not be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertaking of the Company.


33.12             Authorization to Carry on Business
The Trustee represents to the Company that it is duly authorized and qualified to carry on the business of a trust company in each of the provinces of Canada.


33.13             Notice to the Company and the Trustee

         (a) Unless herein otherwise expressly provided, any notice to be given hereunder to the Company or the Trustee shall be deemed to be validly given if delivered or if sent by registered letter, postage prepaid:

                  (i)      if to the Company:
                  Voice Mobility International, Inc.
                  Suite 180
                  13777 Commerce Parkway
                  Richmond, British Columbia
                  V6V 2X3
                  Attention: Chief Executive Officer
                  Fax: (604) 482-0000

                  with a copy to:

                  Catalyst Corporate Finance Lawyers
                  1400 - 1055 West Hastings Street
                  Vancouver, British Columbia
                  V6E 2E9
                  Attention: David J. Raffa
                  Fax: (604) 443-7000

                  (ii)     if to the Trustee:
                  Montreal  Trust Company of Canada
                  3rd Floor
                  510 Burrard Street
                  Vancouver, BC  V3C 3B9

                  Attention:  Manager, Corporate Trust
                  Fax: (604) 685-4079

and any such notice delivered in accordance with the foregoing shall be deemed to have been received on the date of delivery if that date is a Business Day or the Business Day following the date of delivery if such date is not a Business Day or, if mailed, on the third (3rd) Business Day following the date of the postmark on such notice.


         (b) The Company or the Trustee, as the case may be, may from time to time notify the other in the manner provided in subsection 8.13(1) of a change of address which, from the effective date of such notice and until changed by like notice, shall be the address of the Company or the Trustee, as the case may be, for all purposes of this Share Purchase Warrant Indenture. A copy of any notice of change of address given pursuant to this subsection 8.13(2) shall be available for inspection at the principal stock transfer office of the Trustee in Vancouver, British Columbia by Warrantholders during normal business hours.

33.14             Notice to the Warrantholders
Any notice to the Warrantholders under the provisions of this Share Purchase Warrant Indenture shall be deemed to be validly given, if delivered by first class post, postage paid, to the holders at their addresses appearing in the register of holders. Any notice so delivered shall be deemed to have been received on the date of delivery if that date is a Business Day or the Business Day following the date of delivery if such date is not a Business Day. Accidental error or omission in giving notice or accidental failure to give notice to any Warrantholder shall not invalidate any action or proceeding founded thereon.

33.15             Mail Service Interruption
If by reason of any interruption of mail service, actual or threatened, any notice to be given pursuant to this Share Purchase Warrant Indenture would reasonably be unlikely to reach its destination in the ordinary course of mail, such notice shall be valid and effective only if delivered to the party, or an officer of the party, to which it is addressed or if sent to such party by facsimile transmission, telex or other means of prepaid transmitted or recorded communication.

33.16             Counterparts and Formal Date
This Share Purchase Warrant Indenture may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument and notwithstanding their date of execution shall be deemed to be dated as of the date hereof.

33.17 Satisfaction and Discharge of Share Purchase Warrant Indenture Upon the date by which there shall have been delivered to the Trustee for exercise or destruction in accordance with the provisions hereof of all Warrants theretofore certified hereunder, this Share Purchase Warrant Indenture, except to the extent that Warrant Shares and certificates therefor have not been issued and delivered hereunder or the Company has not performed any of its obligations hereunder, shall cease to be of further effect in respect of the Company, and the Trustee, on written demand of and at the cost and expense of the Company, and upon delivery to the Trustee of a certificate of the Company stating that all conditions precedent to the satisfaction and discharge of this Share Purchase Warrant Indenture have been complied with and upon payment to the Trustee of the expenses, fees and other remuneration payable to the Trustee, shall execute proper instruments acknowledging satisfaction of and discharging this Share Purchase Warrant Indenture; provided that if the Trustee has not then performed any of its obligations hereunder any such satisfaction and discharge of the Company's obligations hereunder shall not affect or diminish the rights of any Warrantholder or the Company against the Trustee.

33.18 Provisions of Share Purchase Warrant Indenture and Warrants for the Sole Benefit of Parties and Warrantholders
Nothing in this Share Purchase Warrant Indenture or the Warrants, expressed or implied, shall give or be construed to give to any person other than the parties hereto and the holders from time to time of the Warrants any legal or equitable right, remedy or claim under this Share Purchase Warrant Indenture, or under any covenant or provision therein contained, all such covenants and provisions being for the sole benefit of the parties hereto and the Warrantholders.

33.19             Assignment and Enurement
Notwithstanding any other provision of this Share Purchase Warrant Indenture, the parties hereto acknowledge and agree, and any beneficiaries hereunder are hereby deemed to have acknowledged and agreed, that:

         (a) Montreal Trust Company of Canada has sold its corporate trust business and that such business is, as of the date of this Share Purchase Warrant Indenture, owned and operated by Computershare Trust Company of Canada ("Computershare"); and

         (b) Montreal Trust Company of Canada may assign this Share Purchase Warrant Indenture and any ancillary agreement executed in connection herewith, and all of its rights and obligations thereunder, to Computershare. Any such assignment shall be effective without the need for any further notice or advice to, or approval of, any other person and without any further act or formality whatsoever.

IN WITNESS WHEREOF the parties hereto have executed this Share Purchase Warrant Indenture under the hands of their proper officers in that behalf.

                                   VOICE MOBILITY INTERNATIONAL, INC.


                                   BY:      /s/ JAMES HUTTON
                                            ----------------------------------
                                            AUTHORIZED SIGNING OFFICER


                                   MONTREAL TRUST COMPANY OF CANADA


                                   BY:      /s/ LUCE LAFONTAINE
                                            ----------------------------------
                                            AUTHORIZED SIGNING OFFICER


                                   BY:      /s/ GEORGIA STAVRIDIS
                                            ----------------------------------
                                            AUTHORIZED SIGNING OFFICER

                  (i)      Schedule                                          "A"
                           FORM OF WARRANT

         THESE WARRANTS ARE NON-TRANSFERABLE.

         THE WARRANTS EVIDENCED HEREBY ARE EXERCISABLE ON OR BEFORE 4:30 P.M. (TORONTO TIME) ON APRIL 3, 2003, AFTER WHICH TIME THE WARRANTS EVIDENCED HEREBY SHALL BE DEEMED TO BE VOID AND OF NO FURTHER FORCE OR EFFECT.

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND MAY NOT BE TRADED IN ANY QUALIFYING JURISDICTION EXCEPT AS PERMITTED BY THE APPLICABLE SECURITIES LEGISLATION IN THAT QUALIFYING JURISDICTION.

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), NOR QUALIFIED UNDER OR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE NOR UNDER OR PURSUANT TO THE SECURITIES LAWS OF ANY PROVINCE IN CANADA. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT PURSUANT TO
         (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT, (ii) RULE 144 OR RULE 144A UNDER THE SECURITIES ACT, IF AVAILABLE, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND FROM QUALIFICATION UNDER ANY SECURITIES LAWS APPLICABLE IN CANADA, IF AVAILABLE, AND IN EACH CASE, IN COMPLIANCE WITH ANY APPLICABLE STATE OR PROVINCIAL SECURITIES LAWS.

                           NO HEDGING TRANSACTIONS INVOLVING THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY BE CONDUCTED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT.

                           THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE SHARE PURCHASE WARRANT INDENTURE AMONG THE COMPANY AND THE TRUSTEE, AND SPECIFICALLY MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, PRIOR TO EFFECTIVENESS OF A REGISTRATION STATEMENT UNDER THE 1933 ACT, EXCEPT WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

                           WITHOUT PRIOR WRITTEN APPROVAL OF THE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED, OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TORONTO STOCK EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL 12:00 A.M. (MIDNIGHT) OCTOBER 3, 2001.

Certificate No.___________________

Representing______________________Warrants

                     NON-TRANSFERABLE SHARE PURCHASE WARRANT
                                       OF
                       VOICE MOBILITY INTERNATIONAL, INC.

THIS CERTIFIES THAT: ___________________ (the "holder") is the registered holder of the number of share purchase warrants (the "Warrants") specified above and is thereby entitled to acquire ____________ common shares (the "Warrant Shares") of Voice Mobility International, Inc. (the "Company"), as presently constituted, until 4:30 p.m (Toronto time) on April 3, 2003 (the "Time of Expiry") by surrendering to Montreal Trust Company of Canada (the "Trustee") at 3rd Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9 this Warrant Certificate with a subscription in the form of one of the attached Subscription Forms duly completed and executed and accompanied by payment of the Warrant Exercise Price (as hereinafter defined) in cash or by certified cheque, bank draft or money order in lawful money of Canada payable to or to the order of the Company at par in Vancouver, British Columbia. The holder of this Warrant Certificate may purchase less than the number of Warrant Shares which he is entitled to purchase on the exercise of the Warrants represented by this

Warrant Certificate, in which event a new Warrant Certificate representing the Warrants not then exercised will be issued to the holder.

The holder hereby expressly waives the right to receive any fractional Warrant Shares upon the exercise hereof in full or in part and further waives the right to receive any cash or other consideration in lieu thereof. The Warrants represented by this Warrant certificate shall be deemed to have been surrendered, and payment of cash or by certified cheque, bank draft or money order shall be deemed to have been made only upon personal delivery thereof or, if sent by post or other means of transmission, upon actual receipt thereof by the Trustee at Montreal Trust Company of Canada, 3rd Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, Stock & Bond Transfer Department.

Upon due exercise of the Warrants represented by this Warrant Certificate and payment of the Warrant Exercise Price (as hereinafter defined), the Company shall cause to be issued to the person(s) in whose name(s) the Warrant Shares so subscribed for are to be issued (provided that if the securities are to be issued to a person other than the registered holder of this Warrant Certificate, the holder's signature on the Subscription Form herein shall be guaranteed by a Canadian chartered bank or by a member firm of an acceptable medallion guarantee program and the holder shall pay to the Company or the Trustee all applicable transfer or similar taxes and the Company shall not be required to issue or deliver certificates evidencing the Warrant Shares unless or until the holder shall have paid the Company or the Trustee the amount of such tax or shall have satisfied to the satisfaction of the Company that such tax has been paid or that no tax is due) the number of securities to be issued to such person(s) and such person(s) shall become a holder in respect of such securities with effect from the date of such exercise and upon due surrender of this Warrant Certificate the Company will cause a certificate(s) representing such securities to be made available for pick-up by such person(s) at Montreal Trust Company of Canada, 3rd Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, Stock & Bond Transfer Department, or mailed to such person(s) at the address(es) specified in such subscription within three Business Days of due exercise.

One whole Warrant will entitle the holder thereof to purchase one Warrant Share and is exercisable until April 3, 2003 at a price of C$2.25 per Share, subject to adjustment as described in the Share Purchase Warrant Indenture (defined below) (the "Warrant Exercise Price").

This Warrant Certificate represents Warrants of the Company issued or issuable under the provisions of a Share Purchase Warrant Indenture (which Share Purchase Warrant Indenture together with all other instruments supplemental or ancillary thereto is herein referred to as the "Share Purchase Warrant Indenture") dated as of April 3, 2001 between the Company and the Trustee, as trustee, which contains particulars of the rights of the holders of the Warrants and the Company and of the Trustee in respect thereof and the terms and conditions upon which the Warrants are issued and held, all to the same effect as if the provisions of the Share Purchase Warrant Indenture were herein set forth, to all of which the holder of this Warrant Certificate by acceptance hereof assents. A copy of the Share Purchase Warrant Indenture will be available for inspection at Montreal Trust Company of Canada, 3rd Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, Corporate Trust Department. Unless otherwise defined herein, capitalized terms used herein have the meanings ascribed thereto in the Share Purchase Warrant Indenture.

Upon presentation at Montreal Trust Company of Canada, 3rd Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9, Stock & Bond Transfer Department, subject to the provisions of the Share Purchase Warrant Indenture and upon compliance with the reasonable requirements of the Trustee, Warrant Certificates may be exchanged for Warrants Certificates entitling the holder thereof to acquire an equal aggregate number of Warrant Shares subject to adjustment as provided for in the Share Purchase Warrant Indenture. The Company and the Trustee may treat the registered holder of this Warrant Certificate for all purposes as the absolute owner hereof. The holding of the Warrants represented by this Certificate shall not constitute the holder hereof a holder of Warrant Shares nor entitle him to any right or interest in respect thereof except as herein and in the Share Purchase Warrant Indenture expressly provided.

The Warrants are not transferable.

The Warrants and, absent an effective Registration Statement under the U.S. Act, the Warrant Shares issuable upon exercise hereof have not been registered under the U.S. Act or the securities laws of any state of the United States and such securities may not be exercised within the United States or by or on behalf of a U.S. person or person in the United States unless registered under the U.S. Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available.

The Share Purchase Warrant Indenture provides for adjustments to the rights of subscription or purchase, including the amount of and the class and kind of securities or other property issuable upon exercise of the rights hereby represented upon the happening of certain stated events, including the subdivision or consolidation of the Shares, certain distributions of Shares or securities convertible into Shares or other assets or property of the Company and certain other capital reorganizations.

The Share Purchase Warrant Indenture contains provisions making binding upon all holders of Warrants outstanding thereunder resolutions passed at meetings of such holders held in accordance with such provisions and instruments in writing signed by the Warrantholders entitled to acquire upon the exercise of the Warrants a specified percentage of the Warrant Shares.

The Warrants and the Share Purchase Warrant Indenture shall be governed by and performed, construed and enforced in accordance with the laws of the Province of British Columbia and shall be treated in all respects as British Columbia contracts. Time shall be of the essence hereof and of the Share Purchase Warrant Indenture.

This document is drawn up in English at the express wish of the parties. C'est la volonte expresse des parties que le present document soit redige en anglais.

This Warrant Certificate shall not be valid for any purpose until it has been certified by or on behalf of the Trustee for the time being under the Share Purchase Warrant Indenture.

IN WITNESS WHEREOF the Company has caused this Warrant Certificate to be signed by its duly authorized officer as of ________________________, 200 __.


                                    VOICE MOBILITY INTERNATIONAL, INC.

                                    BY:
                                            --------------------------
                                            AUTHORIZED SIGNING OFFICER

THIS WARRANT CERTIFICATE REPRESENTS
WARRANTS REFERRED TO IN THE WARRANT

SHARE PURCHASE WARRANT INDENTURE WITHIN MENTIONED.


MONTREAL TRUST COMPANY OF CANADA



BY:
      -------------------------------------
      AUTHORIZED SIGNING OFFICER

                  (ii)     EXHIBIT                                          "I"
                           SUBSCRIPTION FORM

TO:      VOICE MOBILITY INTERNATIONAL, INC.

         C/O Montreal Trust Company of Canada
         3rd Floor
         510 Burrard Street
         Vancouver, BC  V6C 3B9

The undersigned holder of the within Warrants hereby irrevocably subscribes for ____________ of the Warrant Shares of Voice Mobility International, Inc. at the Warrant Exercise Price referred to in the attached Warrant Certificate on the terms and conditions set forth in such Warrant Certificate and the Share Purchase Warrant Indenture and encloses herewith cash or a certified cheque, bank draft or money order payable at par in the Vancouver, British Columbia to the order of VOICE MOBILITY INTERNATIONAL, INC. in the amount of $ ___________ in payment in full of the subscription price of the Warrant Shares hereby subscribed for.

The undersigned hereby represents and warrants to the Company as follows (check one):

/ /      (i)      the undersigned is not a U.S. person and the Warrant is not being exercised within the United States or on behalf of a U.S. person; or

/ /      (ii)     the undersigned was a U.S. person at the time of acquisition of the Warrants, and each of the representations and warranties made by the undersigned in the Subscription
                  Agreement between the undersigned and the Company, pursuant to which the undersigned acquired the Warrants, is true and correct as of the date hereof; or

/ /      (iii)    the undersigned has delivered herewith to the Company a
                  written opinion of counsel to the effect that the exercise of the Warrant by the undersigned is not subject to registration under the Securities Act of 1933, as amended, or the securities laws of any state of the United States.

"United States" and "U.S. person" are defined by Regulation S under the United States Securities Act of 1933.

The undersigned hereby directs that the said Warrant Shares be issued as follows:


--------------------------------- --------------------------------- ----------------- ---------------------------
                                                                         SOCIAL                  NUMBER OF
        NAME(S) IN FULL                     ADDRESS(ES)             INSURANCE NUMBER           COMMON SHARES
--------------------------------- --------------------------------- ----------------- ---------------------------
--------------------------------- --------------------------------- ----------------- ---------------------------

--------------------------------- --------------------------------- ----------------- ---------------------------

(Please print. If securities are issued to a person other than the Warrantholder, the holder must pay to the Trustee all eligible taxes and the signature of the holder must be guaranteed by a Canadian chartered bank or a member firm of an acceptable medallion guarantee program.)

         DATED this       day of                                         , 200
                    -----        ----------------------------------------     --

--------------------------------             ------------------------------
Signature Guaranteed *                       Signature of Holder

                                             ------------------------------
                                             Full Name of Holder

                                             ------------------------------
                                             Address of Holder

*signature must be guaranteed by a Canadian chartered bank or member firm of an acceptable medallion guarantee program

/ / Please check this box if the securities are to be delivered at the office where these Warrants are surrendered, failing which the securities will be mailed. Certificates will be delivered or mailed as soon as practicable after the surrender of the Warrant Certificate.

                  (iii)    EXHIBIT                                         "II"
                           CASHLESS EXERCISE SUBSCRIPTION FORM

TO:      VOICE MOBILITY INTERNATIONAL, INC.

         C/O Montreal Trust Company of Canada
         3rd Floor
         510 Burrard Street
         Vancouver, BC  V6C 3B9

The undersigned holder of the within Warrants hereby irrevocably subscribes for ________ of the Warrant Shares of Voice Mobility International, Inc. at the Warrant Exercise Price referred to in the attached Warrant Certificate on the terms and conditions set forth in such Warrant Certificate and the Share Purchase Warrant Indenture and tenders payment in full of the subscription price of the Warrant Shares hereby subscribed for by surrendering ________ Warrants pursuant to a cashless exercise by surrender of such Warrants as described in
Section 3.1(2) of the Share Purchase Warrant Indenture pursuant to which such Warrants were issued.

The undersigned hereby represents and warrants to the Company as follows (check one):

/ /      (i)      the undersigned is not a U.S. person and the Warrant is not being exercised within the United States or on behalf of a U.S. person; or

/ /      (ii)     the undersigned was a U.S. person at the time of acquisition of the Warrants, and each of the representations and warranties made by the undersigned in the Subscription
                  Agreement between the undersigned and the Company, pursuant to which the undersigned acquired the Warrants, is true and correct as of the date hereof; or

/ /      (iii)    the undersigned has delivered herewith to the Company a
                  written opinion of counsel to the effect that the exercise of the Warrant by the undersigned is not subject to registration under the Securities Act of 1933, as amended, or the securities laws of any state of the United States.

"United States" and "U.S. person" are defined by Regulation S under the United States Securities Act of 1933.

The undersigned hereby directs that the said Warrant Shares be issued as follows:


--------------------------------- --------------------------------- ----------------- ---------------------------
                                                                         SOCIAL                NUMBER OF
        NAME(S) IN FULL                     ADDRESS(ES)             INSURANCE NUMBER         COMMON SHARES
--------------------------------- --------------------------------- ----------------- ---------------------------
--------------------------------- --------------------------------- ----------------- ---------------------------

--------------------------------- --------------------------------- ----------------- ---------------------------

(Please print. If securities are issued to a person other than the Warrantholder, the holder must pay to the Trustee all eligible taxes and the signature of the holder must be guaranteed by a Canadian chartered bank or a member firm of an acceptable medallion guarantee program.)

         DATED this         day of                                       , 200
                    -------        ------------------------------------       --

---------------------------------            --------------------------------
Signature Guaranteed *                       Signature of Holder

                                             --------------------------------
                                             Full Name of Holder

                                             --------------------------------
                                             Address of Holder

*signature must be guaranteed by a Canadian chartered bank or member firm of an acceptable medallion guarantee program

/ / Please check this box if the securities are to be delivered at the office where these Warrants are surrendered, failing which the securities will be mailed. Certificates will be delivered or mailed as soon as practicable after the surrender of the Warrant Certificate.